UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mind Medicine (MindMed) Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MIND MEDICINE (MINDMED) INC.

One World Trade Center, Suite 8500, New York, New York 10007

(202) 572-3111

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

To be held on June 1, 2022 at 10:00 a.m. Eastern time.

Dear Shareholder:

You are cordially invited to attend the Annual General and Special Meeting of Shareholders (the “Annual Meeting”) of Mind Medicine (MindMed) Inc. (the “Company or “Mind Medicine”), a British Columbia company. The Annual Meeting will be held on Wednesday, June 1, 2022 at 10:00 a.m. Eastern Time. In light of the ongoing public health concerns regarding the COVID-19 pandemic, for the safety of all our shareholders and personnel, and taking into account the various federal, state and local guidance that have been issued, we have determined that the Annual Meeting will be held in a virtual meeting format only via the Internet, with no physical in-person meeting. All stockholders are invited to attend the Annual Meeting. You must register by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, to attend the meeting at www.proxydocs.com/MNMD, enter the control number on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card or voting instruction form. Once you register, you will receive an email with additional details. The virtual meeting room will open at 9:45 a.m. Eastern Time.

You are being asked to vote on the following matters:

(1)

To elect the Board’s nominees, Carol A. Vallone, Andreas Krebs, Brigid A. Makes, Robert Barrow and Dr. Miri Halperin Wernli, to the Board of Directors to hold office until the 2023 annual general meeting of shareholders;

(2)

To appoint KPMG LLP as independent registered public accountants (the “Auditor”) for the Company to hold office until close of the 2023 annual general meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditor’s remuneration;

(3)	To approve an alteration to the Company’s share structure to eliminate the Multiple Voting Shares and re-designate the Subordinate Voting Shares as Common Shares; and

(4)	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Annual Meeting will be entirely virtual. You will not be able to attend the Annual Meeting in person. To participate, vote or submit questions during the Annual Meeting via live webcast, you must register by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, to attend the meeting at www.proxydocs.com/MNMD, enter the control number on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card or voting instruction form. Once you register, you will receive an email with additional details.

The record date for the Annual Meeting is April 4, 2022 (the “Record Date”). Only shareholders of record as of the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

Although not part of this proxy statement, we are also making available, along with this proxy statement, our 2021 Annual Report on Form 10-K, which includes our financial statements prepared in accordance with U.S. GAAP for the fiscal year ended December 31, 2021.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 1, 2022:

The proxy statement and annual report are available at: https:/www.proxydocs.com/MNMD

You may also request paper copies of materials by:

Completing a request at www.investorelections.com/MNMD;

By telephone at (866) 648-8133; or

By e-mailing paper@investorelections.com

By Order of the Board of Directors,

/s/ Cynthia Hu
Cynthia Hu
Corporate Secretary

New York, New York

April 18, 2022

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Shareholders who attend the virtual Annual Meeting should follow the instructions found at the meeting center at www.proxydocs.com/MNMD to vote during the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder and register in advance following the instructions provided by your broker, bank or other nominee.

MIND MEDICINE (MINDMED) INC.

One World Trade Center, Suite 8500, New York, New York 10007

(202) 572-3111

PROXY STATEMENT FOR THE

2022 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 1, 2022

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), and in accordance with Canadian securities regulations, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Mind Medicine is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 18, 2022 to all shareholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Wednesday, June 1, 2022, at 10:00 a.m. Eastern Time, in a virtual meeting format only via the Internet, with no physical in-person meeting. You must register by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, to attend the meeting at www.proxydocs.com/MNMD, enter the control number on your Notice, proxy card or voting instruction form. Once you register, you will receive an email with additional details. You will be able to attend and participate in the virtual Annual Meeting online by visiting the meeting center at www.proxydocs.com/MNMD and entering your control number found on your enclosed proxy card, where you will be able to listen to the Annual Meeting live, submit questions and vote.

Information on how to vote virtually at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the record date, there were 422,401,776 Subordinate Voting Shares outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your Subordinate Voting Shares were registered directly in your name with Mind Medicine’s transfer agent, Computershare Investor Services Inc., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your Subordinate Voting Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote at the Annual Meeting:

•	Proposal 1: Election of five directors.

•	Proposal 2: Appointment of KPMG LLP as auditor of the Company to hold office until the next annual general meeting.

•	Proposal 3: Approval of an alteration to the Company’s share structure to eliminate the Multiple Voting Shares and re-designate the Subordinate Voting Shares as Common Shares.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card. Just provide your proxy card and Notice to the person you would like to appoint as your proxy so that they can register and vote on your behalf. Please ensure that the person you have appointed will be attending the Annual Meeting via the virtual meeting platform and is aware that he or she will be voting your Subordinate Voting Shares. Neither you nor your proxyholder will be able to attend the Annual Meeting in person. Please note that the option to appoint your own proxyholder is not available if you vote by telephone or via the Internet prior to the Annual Meeting.

Shareholders who wish to appoint a third-party proxyholder to attend and participate at the Annual Meeting as their proxyholder and vote their shares must provide their designated proxyholder with their proxy card and Notice. Your proxyholder must register online by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, to attend the Annual Meeting and vote on your behalf. The proxyholder’s failure to register will result in the proxyholder not receiving a four character code that is required to vote at the Annual Meeting and only being able to attend the virtual Annual Meeting as a guest.

•	Step 1: Provide your proxy card and Notice to your proxyholder: To appoint a third-party proxyholder, provide your proxy card and Notice to your designated proxyholder.

•

Step 2: Registration by proxyholder: Your designated proxyholder must visit http://www.proxydocs.com/MNMD and register by no later than 10:00 a.m. Eastern Time on May 30, 2022, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, so that the proxyholder can receive a four character code via email. Without a code, proxyholders will not be able to vote at the Annual Meeting but will be able to participate as a guest.

How do I vote?

You may either vote “FOR” the nominees to the Board of Directors in Proposal No. 1 or you may “WITHHOLD” your vote for any nominee you specify. For Proposals No. 2 and No. 3 you may vote “FOR” or “AGAINST” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are below:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote during the virtual Annual Meeting via the Internet or you may vote by proxy using the enclosed proxy card, over the telephone or through the Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote virtually even if you have already voted by proxy.

•

To vote through the Internet during the virtual Annual Meeting, please visit www.proxydocs.com/MNMD and have available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, in the envelope provided. If you return your signed proxy card to us before such deadline, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-866-451-4353 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your telephone vote must be received by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, to be counted.

•

To vote through the Internet, go to http:// www.proxypush.com/MNMD to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your Internet vote must be received by May 30, 2022 at 10:00 a.m. Eastern Time, or the second business day prior to the Annual Meeting with respect to any adjournment thereof, to be counted.

You have the right to appoint a person or company to represent you at the Annual Meeting other than the person or company, if any, designated in the proxy card. Just provide your proxy card and Notice to the person you would like to appoint as your proxyholder so that they can register and vote on your behalf as discussed above.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Mind Medicine. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Subordinate Voting Share you own as of the close of business on the Record Date.

What happens if I do not vote?

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet or virtually at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank (Broker non-votes)

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether The Nasdaq Stock Market LLC ( “Nasdaq”), deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as elections of directors (even if not contested). Accordingly, your broker or nominee may not vote your shares on Proposals No. 1 and No. 3 and without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instruction.

How will my Subordinate Voting Shares be voted if I give my proxy?

If you return a signed and dated proxy card, your Subordinate Voting Shares represented by the proxy card will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and that, if you specify a choice with respect to any matter to be acted upon, your Subordinate Voting Shares will be voted accordingly.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections on matters on which you are entitled to cast votes, your shares will be voted, as applicable, “FOR” the election of the nominees for directors named in Proposal No. 1, “FOR” Proposals No. 2, and No 3. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card or your designated third-party proxyholder) will vote your shares using his best judgment.

Who is soliciting my proxy?

This Proxy Statement is furnished in connection with the solicitation of proxies by management of the Company. It is expected that the solicitation of proxies for the Annual Meeting will be primarily by mail, but proxies may be solicited personally, by telephone or by other means of communication by the directors, officers and regular employees of the Company, who will not be specifically remunerated therefore.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Shareholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to Mind Medicine’s Corporate Secretary at One World Trade Center, Suite 8500, New York, New York 10007.

•	You may attend the Annual Meeting and vote virtually. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals and director nominations due for next year’s annual general meeting of shareholders?

To be considered for inclusion in the proxy materials for the next annual general meeting, your shareholder proposal must be submitted in writing by March 1, 2023 to the registered office of the Company at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 2E9 to the attention of the Corporate Secretary. You are also advised to ensure compliance with provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) related to shareholder proposals.

A director nomination for the next annual general meeting must be submitted in writing to the attention of the Chief Executive Officer at either the executive offices of the Company at One World Trade Center, Suite 8500, New York, New York 10007 or the registered office at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 2E9 by 5:00 pm (Vancouver time) on May 1, 2023. You are also advised to review our Amended and Restated Articles (the “Articles”) which contain a description of the information required to be submitted, as well as additional requirements about advance notice of director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposals No. 1, votes “FOR,” “WITHHOLD” and, if applicable, broker non-votes; with respect to Proposals No. 2, and No. 3 votes “FOR” and “AGAINST,” abstentions and, if applicable, broker non-votes.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Nominees receiving the most “FOR” votes	Withheld votes will have no effect	None

2	Appointment of KPMG LLP as auditor of the Company to hold office until the next annual general meeting	“FOR” votes from the holders of a majority of the voting power of the shares present virtually or represented by proxy and entitled to vote on the subject matter	AGAINST	None(1)

3	Approval of an alteration to the Company’s share structure to eliminate the Multiple Voting Shares and re-designate the Subordinate Voting Shares as Common Shares	“FOR” votes from the holders of 66 2/3% of the voting power of the shares present virtually or represented by proxy and entitled to vote on the subject matter	AGAINST	None(1)

(1)

This proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least two shareholders holding in the aggregate at least 33 1⁄3% of the voting power of the outstanding shares entitled to vote are present at the meeting virtually or represented by proxy. On the record date, there were 422,401,776 Subordinate Voting Shares outstanding and entitled to vote. Thus, shares representing 140,786,512 votes must be present virtually present or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting virtually or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting and in a report on voting results that we will file on the System for Electronic Document Analysis and Retrieval (“SEDAR”). If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

THIS PROXY STATEMENT, THE PROXY CARD AND THE ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT HTTPS://WWW.PROXYDOCS.COM/MNMD

PROPOSAL 1

ELECTION OF DIRECTORS

Mind Medicine’s Board of Directors consists of six directors. There are five nominees for director this year. Each director to be elected and qualified will hold office until the next annual general meeting of shareholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal.

Each of the nominees listed below has been selected by the Board as a nominee in accordance with the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”). Dr. Miri Halperin Wernli and Ms. Brigid A. Makes were previously elected by the shareholders. Messrs. Barrow and Krebs and Ms. Vallone were appointed upon the recommendation of the Nominating Committee in 2021 to fill vacancies due to resignations from the Board. If elected at the Annual Meeting, each of these nominees would serve until the 2023 annual general meeting of shareholders and until a successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal all in accordance with the BCBCA. One of our then-current directors was able to attend the 2021 Annual General Meeting of Shareholders.

The Board has adopted a “majority voting” policy, pursuant to which if a nominee for election as director does not receive a greater number of votes “for” than votes “withheld” at a meeting of shareholders, such nominee shall offer his or her resignation as a director in writing to the Board promptly following the meeting of shareholders at which the director was elected. The director’s resignation is conditional on, and will be effective following, its acceptance by the Board.

Upon receiving such offer of resignation, the Board will determine whether to accept the resignation within 90 days following the meeting of shareholders. The Board shall accept that director’s resignation unless it decides that there are exceptional circumstances that prevent the Board from accepting it. The resignation will be effective when accepted by the Board, if applicable.

Mind Medicine will announce the decision of the Board in a press release with respect to whether the Board has decided to accept such director’s resignation and provide a copy of the press release to the NEO Exchange Inc. If the Board determines not to accept the resignation, the press release will state the reasons for that decision. The director who tendered such resignation will not be part of any deliberations of any Board committee (including the Audit, Compensation and Nomination and Governance Committee if such director is a member thereof) or of the Board pertaining to the resignation offer.

The “majority voting” policy only applies in circumstances involving an uncontested election of directors. For the purposes of the policy, an “uncontested election of directors” means that the number of nominees for election as a director is not more than the number of directors proposed to be elected to the Board. Following each meeting of shareholders at which there is a vote on the election of directors at an uncontested meeting, the Company will promptly disclose by press release the detailed voting results for the election of each director.

Nominees for Election

The following is a brief biography of the nominees for director and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led the Board to recommend those persons as nominees for director, as of the date of this Proxy Statement.

The Nominating Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that that nominee should continue to serve on the Board.

Name, Province or State, and Country of Residence	Age	Date Appointed to the Board	Principal Occupation and, if not Previously Elected as a Director, Occupation During the Past 5 Years
Carol A. Vallone(1)(2)(4)	65	September 29, 2021	Board Chair
Andreas Krebs(2)(3)(4)	64	September 29, 2021	Board Vice Chair
Brigid A. Makes(1)(2)(3)(4)	66	December 11, 2019	Director
Robert Barrow(4)	33	December 13, 2021	Chief Executive Officer, Director
Dr. Miri Halperin Wernli(4)	69	February 27, 2020	Executive President, Director

(1)	Member of the Compensation Committee. Carol A. Vallone is the Chairperson.
(2)	Member of the Audit Committee. Brigid Makes is the Chairperson.
(3)	Member of the Nominating and Corporate Governance Committee. Andrea Krebs is the Chairperson.
(4)	See “Security Ownership of Certain Beneficial Owners and Management” for information about the Subordinate Voting Shares beneficially owned, controlled or directed by each of our directors.

Carol A. Vallone, 65, Ms. Vallone has served as a director of the Company since September 2021 and Chair of the Board since December 2021. She is a well-known business leader, former CEO in the industry, and corporate board director, with a strong track record in launching and scaling global companies. Ms. Vallone has served as a Trustee at McLean Hospital, the largest psychiatric affiliate of Harvard Medical School from 2007-2017 and Chair of the Board of Trustees since 2018. She has also served on the Board of Trustees at Mass General Brigham Institute of Health Professions since May 2016, and on the finance committee at Mass General Brigham since March 2018. Additionally, Ms. Vallone serves as a board member for the publicly traded Cresco Labs (CSE: CL) since July 2020, and for a Bain Capital Double Impact portfolio company, Arosa, since June 2019. She is an Advisory Director for the investment firm, Berkshire Partners and an Advisory Board Member of the healthcare-focused venture growth firm, Longitude Capital. Ms. Vallone has served as founder & CEO of global e-learning companies, held management positions in leading enterprise technology companies and served on the boards of public financial services and e-commerce organizations. We believe that Ms. Vallone’s financial expertise and executive and governance experience make her qualified to serve on our Board.

Andreas Krebs, 64, Mr. Krebs has served as a director of the Company since September 2021 and Vice Chair of the Board since December 2021. He is an internationally experienced executive, entrepreneur and best-selling author (“The Illusion of Invincibility”). He has headed the family-owned investment company, Longfield Invest (Langenfeld/Germany), since July 2010, which focuses on growth companies in various industries as well as in the new economy. He has worked in seven countries across Latin America, Asia and Canada, and as President and Executive Board Member of Wyeth Corporation in the United States. Mr. Krebs was Chairman of the Supervisory Board and Shareholder Council of Merz Pharma, Frankfurt am Main, Germany from 2010 to 2019 and holds other board positions across various sectors, currently all non-listed and/or family-owned companies. Furthermore, he serves as Chairman of the private non-governmental organization, Förderverein Girassol eV, which supports children and young people from socially difficult backgrounds in São Paulo, Brazil. We believe that Mr. Kreb’s financial background and executive and investment experience make him qualified to serve on our Board.

Brigid A. Makes, 66, Ms. Makes has served as a director of the Company since 2019. Ms. Makes has served as an independent consultant for primarily private medical device companies since July 2017. As such, she is currently serving as Chief Financial Officer of Nano Precision Medical. Prior to that, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, a global medical device company dedicated to bringing innovative and clinically proven applications to the aesthetic marketplace, which was acquired by Sientra in July 2017. From 2006 to 2011 Ms. Makes served in the same roles for AGA Medical, a medical device company specializing in the treatment of cardiovascular defects, which was acquired by St. Jude Medical, another medical device company, in November 2010. Prior to AGA Medical, from 1999 to 2006, Ms. Makes served in a variety of executive positions, including as Chief Financial Officer, for Nektar Therapeutics (formerly Inhale Therapeutics), a biopharmaceutical company. Ms. Makes also served as Chief Financial Officer for Oravax, a biopharmaceutical company, from 1998 to 1999 and for Haemonetics Corp, a company specializing in the management of blood supplies, from 1995 to 1998. Since 2020, Ms. Makes also serves as a board director of Aziyo Biologics (Nasdaq: AZYO), a commercial-stage regenerative medicine company. Ms. Makes chairs both the Audit and Nominating & Corporate Governance committees for Aziyo. Since June 2021, Ms. Makes has served as a board director and chair of the Audit Committee for Quantum-Si, Inc. (Nasdaq: QSI), a life science tools company focused on commercializing a unique protein sequencing platform. Ms. Makes holds a Bachelor of Commerce degree in Finance and International from McGill University and an M.B.A. from Bentley University. We believe that Ms. Makes is qualified to serve on our Board because of her financial expertise and her deep knowledge of, and involvement with, medical device and life science companies.

Robert Barrow, 33, Mr. Barrow has served as our Chief Executive Officer since June 2021 and as a member of our Board since December 2021. Prior to his current position, he served as Sr. Vice President of Development and Chief Development Officer from January to June 2021 at Mind Medicine, Inc. Mr. Barrow previously served as Director of Drug Development & Discovery at Usona Institute from January 2019 to July 2020, where he oversaw the organization’s research and development activities. Prior to joining Usona, Mr. Barrow served as Chief Operating Officer and Director of Olatec Therapeutics from May 2011 until December 2018, where he oversaw the execution of early- and late-stage development programs in the fields of analgesics, rheumatology, immunology and cardiovascular disease. Mr. Barrow has also served as both a technical and business adviser to numerous pharmaceutical organizations ranging from startups to Fortune 500 companies. Mr. Barrow holds a Masters degree in Pharmacology from Ohio State University and a Bachelor of Science degree in Finance from Wake Forest University, where he graduated summa cum laude. We believe that Mr. Barrow is qualified to serve on the Board because of his deep knowledge of our company and his industry experience.

Miriam Halperin Wernli, Ph.D., 69, Dr. Halperin Wernli has served as a member of our board of directors since February 2020. She has also served as the Company’s Executive President since August 2020. She is a senior pharmaceutical and biomedical executive with over 30 years of strategic and operational leadership in the biopharmaceutical industry and a deep understanding of clinical psychiatry and of drug and product development in heavy regulated environments. Dr. Halperin Wernli co-founded Creso Pharma, a medical cannabis company, and listed the company on the Australian Stock exchange (ASX) in October 2016. She was the Group CEO as well as an Executive Director on the Board until August 2020. Creso’s products are currently commercialized in Switzerland, Europe, Canada, Oceania, South Africa and Latin America. Prior to founding Creso Pharma, Dr. Halperin Wernli worked in clinical psychiatry in Swiss academic hospital settings from 1986 to 1990 and then held various global senior executive leadership positions in the pharma and biotech industries in Switzerland and in the United States (Merck, Sharp and Dohme, Roche and Actelion pharmaceuticals) from 1991 to 2016 covering Product Development, R&D, and Strategic Marketing. Her extensive pharmaceutical industry and biomedical research and development experience covers the full spectrum of areas and activities from preclinical to clinical development and strategy, to drug registration and launch, across several therapeutic areas. Dr. Halperin Wernli is a skilled clinician in child and adult psychiatry and an experienced pharmaceutical leader with skills and broad expertise in drug development, regulatory affairs, project & portfolio management, development finance & controlling, and corporate strategy and governance. We believe that Dr. Wernli’s scientific background, experience serving as a chief executive officer of another publicly-traded company and experience with the Company give her the qualifications and skills to serve on our Board.

Orders, Bankruptcies and Penalties

To the knowledge of the Company, no proposed director is, at the date hereof, or has been, within ten years before the date hereof, a director, chief executive officer or chief financial officer of any company that: (i) was subject to a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to a cease trade or similar order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the Company, no proposed director: (i) is, as at the date hereof, or has been within ten years before the date hereof, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (ii) has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

To the knowledge of the Company, no proposed director, or a holding company of such proposed director, has been subject to: (i) any penalties imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Vote Required

The election of directors requires a majority vote of the Subordinate Voting Shares present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes and abstentions will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following is a discussion of the Company’s corporate governance practices within the context of National Instrument 58-101 – Disclosure of Corporate Governance Practices.

Independence of the Board of Directors

As required under The Nasdaq Stock Market, LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. The Board consults with our outside counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in relevant listing standards of the Nasdaq, the policies of the NEO Exchange Inc. (the “NEO”) and applicable Canadian securities regulations.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and our Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following three directors are independent directors within the meaning of the applicable Nasdaq listing standards, the policies of the NEO and National Instrument 52-110 – Audit Committees (“NI 52-110”) under Canadian securities regulations: Brigid A. Makes, Andreas Krebs and Carol A. Vallone. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with our Company. The Board has determined that Robert Barrow and Dr. Miri Halperin Wernli are not independent by virtue of being employed by the Company.

In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between us and entities with which some of our directors are or have been affiliated, including the relationships and transactions described in the section of this Proxy Statement captioned “Interest of Informed Persons in Material Transactions”, and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our Subordinate Voting Shares by each director. The Board determined there are no family relationships among any of our directors or executive officers or the person nominated to become director.

Directors Serving on Other Boards

The following directors of the Company are currently serving as directors of other reporting issuers (or the equivalent in a foreign jurisdiction):

Name	Name of Reporting Issuer	Exchange
Brigid A. Makes	Aziyo Biologics MakesQuantum-Si, Inc.	NASDAQ NASDAQ
Carol A. Vallone	Cresco Labs Inc.	CSE

Board Leadership Structure

The Board has an independent Chair, Ms. Carol A. Vallone, who has authority, among other things, to call and preside over meetings of the Board, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of our company. In addition, we believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of our company and its shareholders. As a result, we believe that having an independent Chair can enhance the effectiveness of the Board as a whole.

Meetings of the Board of Directors

The Board met 14 times during the last fiscal year. All Board members attended 75% or more of the aggregate number of meetings of the Board and of the committees on which such director served, held during the portion of the last fiscal year for which such person was a director or committee member, except for Dr. Vinson who attended 50% (one out of two) of Audit Committee meetings during her tenure. The attendance record of each director for all Board meeting held since January 1, 2021 is set out below:

Name	Board Meetings*	Board Committee Meetings*
Carol A. Vallone(1)	100%	100%
Andreas Krebs(2)	100%	100%
Brigid A. Makes	100%	100%
Dr. Sarah Y. Vinson(3)	100%	50%
Robert Barrow(4)	—	—
Dr. Miri Halperin Wernli	100%	—

*	Percentages are based on the number of meetings each director was eligible to attend.
(1)	Carol A. Vallone was appointed a director of the Company on September 29, 2021.
(2)	Andreas Krebs was appointed a director of the Company on September 29, 2021.
(3)	Sarah Y. Vinson was appointed a director of the Company on May 13, 2021. Dr. Vinson elected not to stand for re-election at the Annual Meeting.
(4)	Robert Barrow was appointed a director of the Company on December 13, 2021.

The independent non-management directors of the Board meet periodically in executive session but no less than two times per year or whatever minimum has been set by applicable listing standards. Executive session discussions may include any topics decided by the attendees. During the last fiscal year, there were two executive sessions held.

Board Mandate

The text of the Corporate Governance Guidelines is attached to this Proxy Statement as Appendix I.

Position Descriptions

The Board determines the delineation of roles and responsibilities for key management and board committee positions. The general duties of the Chief Executive Officer and Chair of the Board are set forth in the Company’s Corporate Governance Guidelines. The Chairs of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, respectively, have authority, among other things, to call and preside over committee meetings, to set meeting agendas and to determine materials to be distributed to such committee. The authorities of each respective committee and committee chair are further described in the committee charters, which are available on the Company’s website at https://mindmed.co/investor-resources/#corporate-governance.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our Company. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports, as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Information Regarding Committees of the Board

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information for fiscal year 2021 for each of the standing committees of the Board:

Name	Audit		Compensation		Nominating and Corporate Governance
Carol A. Vallone	X		X	*
Andreas Krebs	X				X	*
Brigid A. Makes	X	*	X		X
Dr. Sarah Y. Vinson			X		X
Robert Barrow
Dr. Miri Halperin Wernli

*	Committee Chairperson

The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations, the policies of the NEO and Canadian securities regulations regarding “independence” as applicable to such committee and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.

Below is a description of each standing committee of the Board:

Audit Committee

The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Canadian securities regulations to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including: evaluating the performance of and assesses the qualifications of our independent registered public accounting firm; determining and approving the engagement of our independent registered public accounting firm; determining whether to retain or terminate our existing independent registered public accounting firm or to appoint and engage new independent registered public accounting firms; reviewing and approving the retention of our independent registered public accounting firm to perform any proposed permissible non-audit services; monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by law; reviewing and approving or rejecting transactions between our Company and any related persons; conferring with management and our independent registered public accounting firm regarding the effectiveness of internal control over financial reporting; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and any confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters; and meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm, including a review of our disclosures under management’s discussion and analysis.

The Audit Committee is currently composed of three directors: Andreas Krebs, Brigid A. Makes and Carol A. Vallone, with Ms. Makes serving as Chair. The Audit Committee met four times during the fiscal year. The Board has adopted a written Audit Committee Charter that is available to shareholders on our website at https://mindmed.co/investor-resources/#corporate-governance.

The Board reviews the definition of independence for Audit Committee members under Nasdaq listing standards, the policies of the NEO and applicable Canadian securities regulations on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards, the policies of the NEO and under NI 52-110). The Board has also determined that Brigid A. Makes qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.

Compensation Committee

The Compensation Committee is currently composed of three directors: Dr. Sarah Y. Vinson, Brigid A. Makes and Carol A. Vallone with Ms. Vallone serving as Chair. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards, the policies of the NEO and under NI 52-110). The Compensation Committee met three times during the fiscal year. The Board has adopted a written Compensation Committee Charter that is available to shareholders on our website at https://mindmed.co/investor-resources/#corporate-governance.

The Compensation Committee acts on behalf of the Board to review, adopt, recommend for adoption and oversee our compensation strategy, policies, plans and programs, including:

•

establishment of corporate and individual performance objectives relevant to the compensation of our executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

•

review and approval of, or recommend to the Board, the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our executive officers, other senior management and directors; and

•	administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets as its members deem necessary or appropriate, but in no event less than once annually. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising such committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During fiscal 2021, our management engaged Compensia as compensation consultants to evaluate long and short-term executive compensation, director compensation and executive severance plans.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as members of the Board (consistent with criteria approved by the Board and in accordance with the BCBCA), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for our Company.

The Nominating and Corporate Governance Committee is currently composed of three directors: Brigid A. Makes, Dr. Sarah Vinson and Andreas Krebs with Mr. Krebs serving as Chair. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) and Rule 5605(d)(2) of the Nasdaq listing standards, the policies of the NEO and under NI 52-110). The Nominating and Corporate Governance Committee meets as its members deem necessary or appropriate. The Board has adopted a written Nominating and Corporate Governance Committee Charter that is available to shareholders on our website at https://mindmed.co/investor-resources/#corporate-governance.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee must also ensure that a candidate is not disqualified from acting as a director to the Company pursuant to the BCBCA. The Nominating and Corporate Governance Committee also intends to consider such factors as: possessing relevant expertise upon which to be able to offer advice and guidance to management; having sufficient time to devote to our affairs; demonstrated excellence in his or her field, having the ability to exercise sound business judgment; and having the commitment to rigorously represent the long-term interests of our shareholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time, subject to the BCBCA. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, our ongoing contractual obligations, and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and our Company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to our Company during their respective terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, pursuant to the policies of the NEO and under NI 52-110, which determination is based upon applicable Nasdaq listing standards, the policies of the NEO, applicable SEC and Canadian securities rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

At this time, the Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a shareholder. Shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the attention of the Chief Executive Officer at either of the following addresses: the executive offices of the Company at One World Trade Center, Suite 8500, New York, New York 10007 or the registered office of the Company at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, British Columbia, V6E 2E9. Submissions must contain the required information as set out under our Articles.

Orientation and Continuing Education

The Nominating and Corporate Governance Committee may implement an orientation process for directors that includes background material on our policies and procedures and meetings with senior management. We may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.

Assessments

The Nominating and Corporate Governance Committee will periodically review, discuss, and assess the performance of the Board and the committees. The Nominating and Corporate Governance Committee may also consider and assess the independence of directors. The Nominating and Corporate Governance Committee may provide the results of these evaluations to the Board for further discussion as appropriate.

Director Term Limits and Other Mechanisms of Board Renewal

The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into our operations and prospects because of their experience and understanding of our history, policies, and objectives. The director nomination process achieves what term limits seek to accomplish.

Shareholder Communications with the Board of Directors

Historically, we have not provided a formal process related to shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board has been excellent.

Ethical Business Conduct

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all officers, directors and employees. The Code is available on our website at https://mindmed.co/investor-resources/#corporate-governance and has been filed on the Company’s SEDAR profile. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The Nominating and Corporate Governance Committee is responsible for periodically reviewing and assessing the Code and providing recommendations of any changes deemed appropriate to the Board for its consideration.

The Audit Committee is responsible for reviewing the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and results as well as to its Code. To facilitate compliance with the Code, we have implemented a program of awareness, training and review. We have established the position of Compliance Officer to oversee this program. The Compliance Officer is a person to whom any of our directors, executive officers or employees can address any questions or concerns regarding the Code.

No material change reports have been filed by the Company since January 1, 2021 that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Each director and executive officer of the Company is required to disclose to and seek the approval of the Audit Committee, as required by applicable laws and regulations, information regarding any material contract or transaction in respect of which that director or executive officer has a disclosable interest or any related party transactions. Provided such approval is obtained in advance and such transactions are publicly disclosed, such approval will be seemed a waiver of the Code. It is our policy that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.

The Board encourages and promotes a culture of ethical business conduct through leadership by example and thereby requires the Chief Executive Officer and each other executive officer to conduct himself or herself in a manner that exemplifies ethical business conduct. The Chief Executive Officer is specifically responsible for fostering a corporate culture that promotes the highest level of innovation, integrity and the highest ethical standards. The Board and each committee have the authority to hire, at the expense of the Company and subject to the Company’s conflict of interest policies, independent legal, financial or other advisors that they deem necessary, without consulting or obtaining the advanced approval of any officer.

Corporate Governance Guidelines

We have Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation.

Board and Executive Officer Selection

Policies Regarding the Representation of Women on the Board and Consideration of the Representation of Women in the Director Identification and Selection Process

The Board will determine the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board will consider the minimum general criteria set forth below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, and being older than 21.

In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider other factors, such as:

•	relevant expertise to offer advice and guidance to management;

•	sufficient time to devote to the affairs of the Company;

•	excellence in his or her field which should be relevant to the position of a director of the Company;

•	the ability to exercise sound business judgment; and

•	the commitment to rigorously represent the long-term interests of the Company’s shareholders.

The Board reviews candidates for director nomination in the context of the current composition of the Board, our operating requirements, and the long-term interests of our shareholders. In conducting this assessment, the Board considers diversity, age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board. For incumbent directors, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of Nasdaq, the NEO or any applicable securities laws or regulations.

At this time, the Company does not have a separate written policy relating to the identification and nomination of women on the Board and the Board has determined it is not necessary to have such a policy given the current diversity on and composition of the Board. The Board is committed to nominating the best candidates to fulfill director roles and executive officer positions taking into account diversity to ensure the Board and executive officers have the proper skills, expertise and diversity of perspectives. The Board may consider the adoption of such a policy in the future if it deems it to be in the best interests of the Company.

Consideration Given to the Representation of Women in Executive Officer Appointments

The Company considers diversity, including the level of representation of women, as one of the factors in making executive officer appointments. The Company also considers the experience and skills necessary for the position.

Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

The Company has not adopted a target regarding women on the Board. Diversity, including the level of representation by women, is one of the factors that the Nominating and Corporate Governance Committee considers in identifying and nominating candidates for election or re-election to the Board. The other factors that the Committee considers are described in “Corporate Governance – Diversity—Consideration of the Representation of Women in the Director Identification and Selection Process” above. The Nominating and Corporate Governance Committee believes all these factors are relevant to ensure high functioning Board members and that establishing targets based upon only women may disqualify desirable director candidates.

The Company has not adopted a target regarding women in executive officer positions of the Company. Diversity, including the level of representation by women, is one of the factors that the Company considers in identifying executive officers. The other factors that the Company considers are described in “Corporate

Governance – Diversity—Consideration Given to the Representation of Women in Executive Officer Appointments” above. The Company believes all of these factors are relevant to ensure appropriate executive officers and that establishing targets based upon only women may disqualify desirable executive officer candidates.

Number of Women on the Board and in Executive Officer Positions

As of the date hereof, 50% of executive officers of the Company are women. The diversity matrix below provides the diversity statistics for our Board:

Board Diversity Matrix (As of April 4, 2022)
Total Number of Directors	6
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4 (67%)	2 (33%)	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+		1
Did Not Disclose Demographic Background		—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the beneficial ownership of our Subordinate Voting Shares as of April 4, 2022, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding Subordinate Voting Shares;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership determined in accordance with the rules of the SEC and applicable Canadian securities regulations and includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 422,401,776 Subordinate Voting Shares outstanding as of the Record Date. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Subordinate Voting Shares issuable upon vesting, exercise or conversion of outstanding equity awards or preferred stock that are exercisable, subject to vesting or convertible within 60 days after the Record Date are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

As otherwise noted below, the address for persons listed in the table is c/o Mind Medicine (MindMed) Inc., One World Trade Center, Suite 8500, New York, New York 10007.

	Subordinate Voting Shares
Name of Beneficial Owner	Number of Shares Beneficially Owned	%
Five Percent Shareholders (other than directors and officers):
Savant Addiction Medicine, LLC(1)	39,020,601	9.23%
Executive Officers and Directors:
Carol A. Vallone(2)	10,863	*
Andreas Krebs(3)	16,294	*
Brigid A. Makes(4)	270,729	*
Dr. Sarah Y. Vinson(5)	27,480	*
Robert Barrow(6)	1,788,154	*
Dr. Miri Halperin Wernli(7)	2,483,593	*
Daniel Karlin(8)	2,213,297	*
Cynthia Hu	—	*
Jamon Alexander (“JR”) Rahn**(9)	2,212,290	*
Stephen Hurst**(10)	—	*
		*
All executive officers and directors as a group (10 persons)	9,046,794	2.11%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding Subordinate Voting Shares.
**	Former Executive Officer

(1)

Includes 39,000,000 shares owned by Savant Addiction Medicine, LLC and 20,601 shares owned by Savant HWP Holdings, LLC. Russel Burbank, Senior Managing Director of BPM LLP is the Liquidating Trustee of Savant Addiction Medicine, LLC. Mr. Hurst, former Chief Executive Officer of the Company, and former Managing Member of Savant Addiction Medicine, LLC, disclaims beneficial ownership of the shares held by Savant Addition Medicine, LLC and Savant HWP Holdings, LLC.

(2)

Includes 10,863 shares issuable upon exercise of vested options within 60 days of April 4, 2022. In addition, within 60 days of April 4, 2022, Ms. Vallone holds 16,295 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation—Non-Employee Director Compensation.”

(3)

Includes 16,294 shares issuable upon exercise of vested options within 60 days of April 4, 2022. In addition, within 60 days of April 4, 2022, Mr. Krebs holds 24,442 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation—Non-Employee Director Compensation.”

(4)

Includes an aggregate of (a) 26,372 shares held of record by Ms. Makes and (b) 244,357 shares issuable upon exercise of vested options within 60 days of April 4, 2022. In addition, within 60 days of April 4, 2022, Ms. Makes holds 37,758 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation—Non-Employee Director Compensation.”

(5)

Includes 27,480 shares issuable upon exercise of vested options within 60 days of April 4, 2022. In addition, within 60 days of April 4, 2022, Dr. Vinson holds 19,141 DDSUs pursuant to our outside directors’ deferred compensation program for non-employee directors, for more information see “Director Compensation—Non-Employee Director Compensation.”

(6)	Includes an aggregate of (a) 320,312 vested RSUs for which the underlying shares have not been issued and (b) 2,163,281 shares issuable upon exercise of vested options within 60 days of April 4, 2022.
(7)

Includes an aggregate of (a) 150,000 shares owned in Dr. Halperin Wernli’s name, (b) 470,313 vested RSUs for which the underlying shares have not been issued and (c) 1,392,500 shares issuable upon exercise of vested options within 60 days of April 4, 2022.

(8)

Includes an aggregate of (a) 1,437,790 shares owned in Dr. Karlin’s name, (b) 264,362 vested RSUs for which the underlying shares have not been issued and (c) 511,145 shares issuable upon exercise of vested options within 60 days of April 4, 2022.

(9)

The indicated ownership is based solely on an Insider Filing on SEDAR by the reporting person on June 9, 2021 and, consequently, the beneficial ownership of the reporting person may have changed between June 9, 2021 and April 4, 2022.

(10)

The indicated ownership is based solely on a Form 4 filing filed with the SEC by the reporting person on March 25, 2022 and, consequently, the beneficial ownership of the reporting person may have changed between March 25, 2022 and April 4, 2022.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information concerning our executive officers, including their ages, as of April 4, 2022.

Name	Age	Position(s)
Robert Barrow	33	Chief Executive Officer
Dr. Miri Halperin Wernli	69	Executive President
Daniel R. Karlin, MD	42	Chief Medical Officer
Cynthia Hu	52	Chief Legal Officer

Biographical information for Robert Barrow, Chief Executive Officer since December 2021 and a director since December 2021 and Miriam Halperin Wernli, Ph.D., Executive President since July 2020 and director since August 2020 is included in “Proposal No. 1—Election of Directors—Nominees for Election.”

Daniel R. Karlin, M.D., M.A., Dr. Karlin has served as our Chief Medical Officer since February 2021. Dr. Karlin co-founded HealthMode in 2018 and served as its Chief Executive Officer. Prior to HealthMode, from 2013 to 2018, Dr. Karlin built and led clinical, informatics, and regulatory strategy for Pfizer’s Digital Medicine and Innovation Research Lab. He also served as Global Clinical Lead for psychiatry clinical compounds at Pfizer. Dr. Karlin previously served as founder and Chief Medical Officer at Column Health, a leading technology-enabled psychiatry and addiction practice. He is also a founding Advisor to the Digital Biomarkers Journal, founder and Board Member, Digital Medicine Society (DiMe), and was on committee Leadership for Digital Drug Development Tools at Critical Path Alzheimer’s Disease, MJFF, and Mental Health IT at the American Psychiatric Association (APA). Additionally, since 2018, Mr. Karlin has held various consulting roles at companies focused in the healthcare and life sciences industries. Dr. Karlin is Board Certified in Psychiatry, Addiction Medicine, and Clinical Informatics. He is a Fellow of the APA and the American Society of Addiction Medicine, an Assistant Professor of Psychiatry at Tufts University School of Medicine, and is a strategic advisor to several pharmaceutical, biotech, and health technology companies. Dr. Karlin graduated with degrees in Neuroscience and Behavior (BA), and Clinical Informatics (MA), Columbia University; Medicine (MD), University of Colorado School of Medicine.

Cynthia Hu, Ms. Hu has served as Chief Legal Officer & Corporate Secretary since December 2021. Prior to joining us, Ms. Hu worked in various executive positions at CASI Pharmaceuticals from June 2006 to November 2021, including Chief Operating Officer from 2008 to 2021 and Vice President, General Counsel & Secretary, from 2006 to 2008. From January 2000 to May 2006, Ms. Hu served as senior attorney for the corporate and finance practice group at Powell Goldstein LLP in Washington, DC, where she advised clients on all corporate and financing matters, including complex public and private financings, mergers and acquisitions, SEC and regulatory compliance, and corporate governance and compliance. Before that, Ms. Hu served as corporate and securities counsel for a NYSE-listed financial institution and prior to that was in private practice with increasing levels of responsibilities, including at Klehr, Harrison, Harvey & Branzburg, LLP and Littman & Krooks, LLP focusing on corporate transactions and compliance with corporate and securities laws.

EXECUTIVE COMPENSATION

For the year ended December 31, 2021, our named executive officers were:

Name	Title
Robert Barrow*	Chief Executive Officer
Dr. Miri Halperin Wernli	Executive President
Dr. Daniel Karlin	Chief Medical Officer
Cynthia Hu	Chief Legal Officer
Stephen Hurst**	Former Co-Chief Executive Officer
J.R. Rahn***	Former Chief Executive Officer

*

Mr. Barrow succeeded Mr. Rahn as Chief Executive Officer of the Company on June 9, 2021. All information regarding compensation and awards in this section reflect the compensation of Mr. Barrow as Chief Executive Officer from and after June 7, 2021.

**	Mr. Hurst served as the Co-Chief Executive Officer of the Company until February 1, 2021.
***	Mr. Rahn served as the Co-Chief Executive Officer of the Company from December 26, 2019 until February 1, 2021, and then as Chief Executive Officer until June 7, 2021.

Summary Compensation Table

The following table sets forth the information as to compensation awarded to, paid to or earned by our named executive officers. We did not pay any non-equity incentive plan compensation or have any non-qualified deferred compensation earnings and have omitted those columns from the table.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Robert Barrow Chief Executive Officer	2021	$350,000	$358,411	(4)	$5,798,040	$5,383,015	—		$11,889,466
Dr. Miri Halperin Wernli	2021	$377,464	$175,000		$1,146,600	$964,464	—		$2,663,528
Executive President	2020	$131,292	$72,939		—	$791,916	—		$996,147
Dr. Daniel Karlin Chief Medical Officer	2021	$291,667	$175,000		$2,467,920	$1,971,355	—		$4,905,942
Stephen Hurst	2021	$118,333	—		$55,000	$46,607	$839,375	(5)	$1,059,315
Former Co-Chief Executive Officer	2020	$266,667	$80,000		—	—			$346,667
JR Rahn	2021	$213,333	—		$8,573,655	$4,959,212	$1,245,152	(6)	$14,991,351
Former Chief Executive Officer	2020	$266,667	—		—	$967,826	—		$1,234,493

(1)	Earned in 2021 and paid in 2022.
(2)

The amounts in this column represent the grant date fair value of Restricted Stock Units (“RSUs”) and Directors Deferred Share Units (“DDSUs”) in accordance with to Financial Accounting Standard Board Accounting Standards Codification Topic 718. See “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2021. The DDSUs were issued to Mr. Hurst in his capacity as a member of the Board of Directors following the cessation of his service as Co-Chief Executive Officer and the number of shares issued was determined by dividing the issue date value of the award by the closing price of the Subordinate Voting Shares in CAD on the date of issuance on the NEO Exchange. The resulting price in CAD was then converted into U.S. dollars using the 2021 average exchange rate of 0.80. For each named executive officer’s DDSUs, the number of share issued was determined by dividing the issue date of the award by the weighted average closing price of the

Subordinate Voting Share in CAD on the NEO Exchange for five business days immediately preceding the valuation date. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon vesting of the RSUs or DDSUs or the sale of the Subordinate Voting Shares underlying such RSUs or DDSUs. See “Director Compensation—Non-Employee Director Compensation” for further information on the DDSUs.
(3)

The amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with ASC 718. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of the applicable awards. For each named executive officer’s Option, the number of shares issued was determined by dividing the issue date value of the award by the closing price of the Subordinate Voting Shares in CAD on the date of issuance on the NEO Exchange. The resulting price in CAD was then converted into U.S. dollars using the 2021 average exchange rate of 0.80.

(4)	The bonus amount represents one-time sign-on bonus of $125,000 and 2021 annual bonus of $233,411.
(5)	The amounts disclosed in other compensation represent (i) severance payment of $747,708 and (ii) fees for serving on the board of directors of $91,667.
(6)	The other compensation amount represent severance payment of $1,157,652 and $87,500 consulting services fee.

Agreements with our Named Executive Officers

Below are written descriptions of our compensation arrangements with our named executive officers.

Robert Barrow

In June 2021, in connection with our appointment of Mr. Barrow as our interim Chief Executive Officer, we entered into an appointment letter with Mr. Barrow. Mr. Barrow became our Chief Executive Officer in December 2021. The appointment letter established Mr. Barrow’s title, base salary, eligibility for an annual bonus, and eligibility for benefits made available to employees generally and also provided for certain benefits upon termination of his employment under specified conditions. Mr. Barrow’s employment is at will. Pursuant to the appointment letter as interim Chief Executive Officer, we granted Mr. Barrow 500,000 restricted stock units and 1,000,000 options to purchase the Company’s Subordinate Voting Shares, which are subject to service-based vesting. Upon appointment as Chief Executive Officer in December 2021, we granted Mr. Barrow 1,935,000 restricted stock options and 2,515,500 options to purchase the Company’s Subordinate Voting Shares, which are subject to service-based vesting. Mr. Barrow’s base salary is currently set at $565,000 and his target bonus percentage is 50% of his base salary.

Miri Halperin Wernli

In July 2020, we entered into an executive employment agreement appointing Dr. Halperin Wernli as our Executive President, which was amended in August 2021 to extend Dr. Halperin Wernli’s term as Executive President. The executive employment agreement established Dr. Halperin Wernli’s title, base salary, eligibility for an annual bonus, and eligibility for benefits made available to employees generally and also provided for certain benefits upon termination of her employment under specified conditions. Pursuant to the executive employment agreement we granted Dr. Halperin Wernli 2,250,000 options to purchase the Company’s Subordinate Voting Shares, which is subject to service-based vesting. Dr. Halperin Wernli’s base salary is currently set at $390,000 and her target bonus percentage is 40% of her base salary.

Daniel Karlin

Dr. Karlin is currently operating under a June 2019 employment agreement with HealthMode, Inc., which was subsequently acquired by the Company. In February 2021, Dr. Karlin was appointed as Chief Medical Officer of the Company and certain terms of his prior employment agreement with Healthmode were amended, including his base salary and target bonus. Dr. Karlin’s employment is at will. In connection with Dr. Karlin’s appointment as Chief Medical Officer, we granted Dr. Karlin 1,130,000 restricted stock units and 1,469,000 options to purchase the Company’s Subordinate Voting Shares, which are subject to service-based vesting. Dr. Karlin’s base salary is currently set at $425,000 and his target bonus percentage is 40% of his base salary.

Cynthia Hu

In November 2021, in connection with our appointment of Ms. Hu as our Chief Legal Officer and Secretary, we entered into an appointment letter with Ms. Hu. The appointment letter established Ms. Hu’s title, base salary, eligibility for an annual bonus, and eligibility for benefits made available to employees generally. Ms. Hu’s base salary is currently set at $390,000 and her target bonus percentage is 40% of her base salary.

We have also entered into employee confidentiality, inventions, non-solicitation and non-competition agreements with each of our named executive officers. Under the employee confidentiality, inventions, non-solicitation and non-competition agreements, each named executive officer has agreed (1) not to compete with us during his or her employment and for a period of one year after the termination of his employment, (2) not to solicit our employees during his or her employment and for a period of one year after the termination of his or her employment, (3) to protect our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his or her employment.

Potential Payments Upon Termination or Change of Control

Regardless of the manner in which one of our named executive officer’s service terminates, each is generally entitled to receive amounts earned during his or her term of service, including salary and benefits. In addition, Dr. Halperin Wernli is entitled to certain payments and benefits in the event of a qualifying termination in connection with a change of control, as summarized below. None of the other named executive officers are entitled to post-termination or change of control benefits.

Miri Halperin Wernli

Under Dr. Halperin Wernli’s employment agreement dated as of July 31, 2021, upon a change of control (as defined within her employment agreement), unless Dr. Halperin Wernli is retained in the same position(s) by the post-change of control owner, Dr. Halperin Wernli shall be entitled to a lump sum payment equal to 18 months of total compensation and any unvested restricted stock units or options granted but outstanding will be immediately vested.

Outstanding Equity Awards at Fiscal Year End

The following table shows for the fiscal year ended December 31, 2021, certain information regarding outstanding equity awards at fiscal year end for the Named Executive Officers.

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Stock Award Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Robert Barrow	1/15/2021	—	1,000,000	(4)	—	$3.14	1/15/2026	1/15/2021	500,000	(11)	$744,000
	4/21/2021	—	2,515,500	(5)	—	$2.18	4/21/2026	4/21/2021	1,935,000	(11)	$2,879,280
Miri Halperin Wernli	2/27/2020	208,333	541,667	(6)	—	$0.25	2/27/2025	—	—		—
	8/15/2020	750,000	1,500,000	(7)	—	$0.32	8/15/2025	—	—		—
	4/21/2021	312,812	369,688	(8)	—	$2.18	4/21/2026	4/21/2021	284,375	(12)	$423,150
Daniel Karlin	4/21/2021	—	1,469,000	(9)	—	$2.18	4/21/2026	—	1,130,000	(13)	$1,681,440
Stephen Hurst(2)	9/1/2021	19,713	6,572	(10)	—	$2.96	9/1/2026	—	—		—
JR Rahn(3)	—	—	—		—	—	—	4/21/2021	633,959	(14)	$943,331

(1)

This column reflects the market value of Restricted Stock Units (“RSUs”) and Directors Deferred Share Units (“DDSUs”) as of December 31, 2021, based on the closing price of our Subordinate Voting Shares on the NEO Exchange as of that date. The amounts shown in this table represent 2021 average currency conversion rate of 0.80 the U.S. dollar to CAD. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon vesting of the RSUs or DDSUs or the sale of the Subordinate Voting Shares underlying such RSUs or DDSUs. See “Director Compensation—Non-Employee Director Compensation” for further information on the DDSUs.

(2)	Mr. Hurst served as the Co-Chief Executive Officer of the Company until February 1, 2021.
(3)	Mr. Rahn served as the Co-Chief Executive Officer of the company from December 26, 2019 until February 1, 2021, and then as Chief Executive Officer until June 7, 2021.
(4)

25% of the shares underlying the option vested and became exercisable on January 15, 2022; the remaining shares underlying the option shall vest and become exercisable in 30 equal monthly installments beginning on February 15, 2022, subject to Mr. Barrow providing continuous service to the Company on each such date.

(5)

25% of the shares underlying the option shall vest and become exercisable on January 15, 2022; the remaining shares underlying the option shall vest and become exercisable in 36 equal monthly installments beginning on January 15, 2023, subject to Mr. Barrow providing continuous service to the Company on each such date.

(6)

The shares underlying the option vest and become exercisable in 36 equal monthly installments beginning on March 27, 2021, subject to Dr. Halperin Wernli providing continuous service to the Company on each such date.

(7)

25% of the shares underlying the option vested and became exercisable on August 13, 2021; the remaining shares underlying the option vest and become exercisable in 36 equal monthly installments beginning on September 13, 2021, subject to Dr. Halperin Wernli providing continuous service to the Company on each such date.

(8)

25% of the shares underlying the option shall vest and become exercisable on July 15, 2022; the remaining shares underlying the option shall vest and become exercisable in 36 equal monthly installments beginning on August 15, 2022, subject to Dr. Halperin Wernli providing continuous service to the Company on each such date.

(9)

25% of the shares underlying the option shall vest and become exercisable on February 26, 2022; the remaining shares underlying the option shall vest and become exercisable in 36 equal monthly installments beginning on February 26, 2023, subject to Mr. Karlin providing continuous service to the Company on each such date.

(10)

The shares underlying the option shall vest and become exercisable in 12 equal monthly installments beginning on March 15, 2021, subject to Mr. Hurst providing continuous service to the Company on each such date.

(11)

These shares represent RSUs. Each RSU represents a contingent right to receive one subordinate voting share of the Company. Of these RSUs, (i) 1,935,000 vested as to 25% on January 15, 2022 and the remainder shall vest in 36 equal monthly installments beginning on January 15, 2023; and (ii) 500,000 vest in 4 equal annual installments beginning on January 15, 2022, subject, to Mr. Barrow providing continuous service to the Company on each such foregoing date.

(12)

These shares represent RSUs. Each RSU represents a contingent right to receive one Subordinate Voting Share of the Company. The RSUs vested as to 25% on February 27, 2021 and the remainder shall vest in 36 equal monthly installments beginning on March 27, 2021, subject to Ms. Halperin Wernli providing continuous service to the Company on each such foregoing date.

(13)

These shares represent RSUs. Each RSU represents a contingent right to receive one Subordinate Voting Share of the Company. The RSUs vest as to 25% on February 26, 2022, and the remainder vest in 36 equal monthly installments beginning on March 25, 2022, subject to Mr. Karlin providing continuous service to the Company on each such date.

(14)

The shares represent RSUs. Each RSU represents a contingent right to receive one Subordinate Voting Share of the Company. Pursuant to Mr. Rahn’s settlement agreement when he left the Company, Mr. Rahn’s RSUs were accelerated such that 50% of these shares vest on June 8, 2022 and 50% vest on December 8, 2022.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation earned for service on our board of directors during the year ended December 31, 2021. Mr. Barrow’s and Dr. Halperin Wernli’s compensation as executive officers is set forth under “—Summary Compensation Table.” Mr. Barrow and Dr. Halperin Wernli did not receive any additional compensation for service as a director. None of our directors earned any compensation other than cash fees, stock option awards and grants of restricted stock units under the Mind Medicine (MindMed) Inc. Stock Option Plan during the fiscal year ended December 31, 2021, and accordingly, we have omitted all other columns from the table below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(2)		Total ($)
Carol A. Vallone	$42,500	$23,013	$28,750		$94,263
Andreas Krebs	$25,625	$34,519	$43,125		$103,269
Brigid A. Makes	$53,438	$78,651	$92,811		$224,900
Dr. Sarah Y. Vinson	$73,283	$48,725	$57,500		$179,508
Bruce Linton(3)	—	$185,303	$122,500		$307,803
Perry Dellelce(4)	—	$189,901	$1,104,168	(5)	$1,294,069

(1)

All of the option awards listed in the table were granted with a per share exercise price equal to the closing price in CAD of our Subordinated Voting Shares on the NEO Exchange on the date of the grant. The amounts shown in this column represent the grant date fair value of the option awards in accordance with ASC Topic 718, and converted into U.S. dollars using the exchange rate as of December 31, 2021. These amounts do not reflect the actual economic value that will be realized by such director. For the assumptions used in valuing the options, see “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2021. As of December 31, 2021, each then-serving director had the outstanding stock options shown in the table below:

Name	Outstanding Stock Options
Carol A. Vallone	16,295
Andreas Krebs	24,442
Brigid A. Makes	244,357
Dr. Sarah Vinson	27,480
Bruce Linton	—
Perry Dellelce	66,311

(2)

The amounts in this column represent the grant date fair value of DDSUs in accordance with ASC Topic 718. See “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2021. For each director’s DDSUs, the number of DDSUs issued was determined by dividing the issue date of the award by the weighted average closing price of the Subordinate Voting Share in CAD on the NEO Exchange for five business days immediately preceding the valuation date. The resulting price in CAD was then converted into U.S. dollars using the 2021 average exchange rate of 0.80. These amounts do not reflect the actual economic value that will be realized by the directors upon vesting of the DDSUs or the sale of the Subordinate Voting Shares underlying such DDSUs. See “Director Compensation—Non-Employee Director Compensation” for further information on the DDSUs. As of December 31, 2021, each then-serving director had the unvested DDSUs shown in the table below:

Name	Unvested Directors’ Deferred Share Units
Carol A. Vallone	7,699
Andreas Krebs	11,548
Brigid A. Makes	6,293
Dr. Sarah Vinson	7,975
Bruce Linton	—
Perry Dellelce	—

(3)	Mr. Linton served as a director of the Company until September 29, 2021.
(4)	Mr. Dellelce served as a director of the Company until December 13, 2021.
(5)	Includes $965,418 DDSUs granted in connection with Mr. Dellelce’s separation from the Company.

Non-Employee Director Compensation

The following is a description of the non-employee director compensation program in place during the year ended December 31, 2021. As our company transitions to be a U.S. domestic filer traded on Nasdaq and we have made significant changes to the composition of our Board over the past year, we are in the process of evolving our non-employee director compensation program. Our Compensation Committee has worked closely with its outside compensation consultant, Compensia, in late 2021 and early 2022 to evaluate our non-employee director compensation program, including an assessment of our program against peer company practices and trends in director compensation for companies with whom we compete.

We are currently developing a new compensation program for our non-employee directors that will be based on market data provided by Compensia and provide cash and equity compensation at competitive levels to our non-employee directors. As part of this process, we expect to also approve additional compensation for the new non-employee directors who joined our Board in 2021, Ms. Vallone and Mr. Krebs, appropriate to compensate them for their significant efforts assisting our Company in various strategic and transition matters since joining our Board in 2021.

2021 Board & Committee Fees

Each non-employee director receives an annual base fee of $220,000 (the “Base Fee”) for serving on our board of directors. The chairperson of our board of directors also receives an additional annual fee of $40,000 (the “Chair Fee”).

The chairperson and members of the two principal standing committees of our board of directors are generally entitled to the following additional annual fees (the “Committee Fee,” together with the Base Fee and Chair Fee, the “Annual Fees”), in addition to the Base Fee noted above:

Board Committee	Chairperson Fee	Member Fee
Audit Committee	$20,000	$10,000
Compensation, Nomination and Corporate Governance Committee	$15,000	$7,500

The Annual Fees of each director are paid in DDSUs, but as discussed below under “ —2021 Cash Fees in Lieu of Stock Awards,” each director can elect to receive up to 50% of their Annual Fees in cash. All annual cash compensation amounts are payable in equal quarterly installments in arrears.

2021 Cash Fees in Lieu of Stock Awards

The Annual Fees of each director are paid in DDSUs; however, once a year a director can elect to have up to 50% of their fees paid in cash. The DDSUs are valued for the purpose of calculating a director’s fees using the Company’s closing share price on the NEO Exchange on the day prior to the date of grant. For the purpose of calculating a director’s fees to be paid in DDSUs, the number of DDSUs is calculated by taking the director’s fee to be paid in DDSUs, converting it to Canadian dollars using the Bank of Canada closing exchange rate for the preceding day and dividing that amount by the previous day’s close on the NEO Exchange.

DDSU Awards in Fiscal Year 2021

In fiscal year 2021, our non-employee directors were granted the following options and DDSUs:

	Stock Awards
Name	Grant date	Number of DDSUs granted(2)		Grant date fair value ($)(3)
Carol A. Vallone	9/29/2021	11,548	(6)	$28,750
Andreas Krebs	9/29/2021	17,322	(7)	$43,125
Brigid A. Makes	9/1/2021	37,758	(8)	$92,811
Dr. Sarah Vinson	9/1/2021	19,141	(9)	$57,500
Bruce Linton(3)	9/1/2021	49,836	(10)	$122,500
Perry Dellelce(4)	12/13/2021	56,447	(11)	$138,750
	12/13/2021	291,667		$965,418
Stephen Hurst(5)	9/1/2021	22,375	(12)	$55,000

(1)

The DDSUs acquired are to be settled in cash upon the termination of the directorship (with each DDSU representing the right to receive the cash equivalent of the fair market value of one Subordinate Voting Share). 1/12th of the DDSUs vest each month, with the first 1/12th vesting on the date of grant and the remaining vesting as to 1/12th over each of the succeeding months. The fair market value of a Subordinate Voting Share is equal to the volume weighted average trading price of a Subordinate Voting Share on the NEO exchange for the five business days immediately preceding the DDSUs vesting date. The DDSUs granted will expire no later than 90 days after the director’s termination date or such other reasonable time as may be determined by the administrators of the Directors Deferred Share Unit Plan.

(2)

The amounts in this column represent the grant date fair value of the DDSUs in accordance with to Financial Accounting Standard Board Accounting Standards Codification Topic 718. See “Note 2—Basis of Presentation—Stock-based compensation” to our consolidated financial statements for the year ended December 31, 2021. For each director’s DDSUs, the number of shares issued was determined by dividing the issue date of the award by the weighted average closing price of the Subordinate Voting Share in CAD on the NEO Exchange for five business days immediately preceding the valuation date. The resulting price in CAD was then converted into U.S. dollars using the 2021 average exchange rate of 0.80. These amounts do not reflect the actual economic value that will be realized by the directors upon vesting of the DDSUs or the sale of the Subordinate Voting Shares underlying such DDSUs.

(3)	Mr. Linton served as a director of the Company until September 29, 2021.
(4)	Mr. Dellelce served as a director of the Company until December 13, 2021.
(5)

Mr. Hurst served as a director of the Company until January 7, 2022. The DDSUs were issued to Mr. Hurst in his capacity as a member of the Board of Directors following the cessation of his service as Co-Chief Executive Officer

(6)	Ms. Vallone elected to receive 50% of her Annual Fees in cash.
(7)	Mr. Krebs elected to receive 25% of his Annual Fees in cash.
(8)	Ms. Makes elected to receive 25% of her Annual Fees in cash.
(9)	Ms. Vinson elected to receive 50% of his Annual Fees in cash.
(10)	Mr. Linton elected to receive none of his Annual Fees in cash.
(11)	Mr. Dellelce elected to receive none of his Annual Fees in cash.
(12)	Mr. Hurst elected to receive 50% of his Annual Fees in cash.

Hedging Transactions

Our Insider Trading Policy prohibits officers, directors, employees or our consultants from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our securities at any time.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the compensation plans under which Subordinate Voting Shares are authorized for issuance, as of December 31, 2021, the Company’s most recently completed financial year.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by securityholders	32,760,261	CAD$	1.86	30,524,172
Equity compensation plans not approved by securityholders	None		None	None
Total	32,760,261	CAD$	1.86	30,524,172

Summary of the Option Plan

Capitalized terms used in this summary that are not otherwise defined in this Proxy Statement shall have the same meaning as defined in the Company’s stock option plan (the “Option Plan”), which is available for review under the Company’s SEDAR profile at www.sedar.com.

On February 19, 2020, the Company received shareholder approval of the Option Plan and the Board adopted it on February 27, 2020. On May 27, 2021, the Company received shareholder approval to increase the aggregate number of Subordinate Voting Shares issuable under the Option Plan, together with Subordinate Voting Shares that are issuable pursuant to awards or grants under any other Share Compensation Arrangement, from 10% to 15% of the Shares then issued and outstanding. The Option Plan provides that the Administrators may, from time to time, at their discretion, grant to directors, officers, employees and certain other service providers of the Company or its subsidiaries (i.e., a Participant), in connection with their employment or position, options to purchase Subordinate Voting Shares. The purchase price for any optioned Subordinate Voting Shares is fixed by the Administrators, which purchase price will not be less than the Fair Market Value of a Share on the date the option is granted, being the closing price of the Subordinate Voting Shares on the NEO (or, if the Subordinate Voting Shares are not then listed on the NEO, on such other stock exchange or automated quotation system on which the Subordinate Voting Shares are then listed or quoted, as the case may be, as may be selected by the Administrators for such purpose) on the last trading day on which Subordinate Voting Shares traded prior to the day on which an Option is granted, provided that if no Subordinate Voting Shares traded on such date, the Fair Market Value shall be the average of the bid and ask prices in respect of the Subordinate Voting Shares at the close of trading on such date.

The aggregate number of Subordinate Voting Shares that are issuable under the Option Plan upon the exercise of Options which have been granted and are outstanding under the Option Plan, together with Shares that are issuable pursuant to outstanding awards or grants under any other Share Compensation Arrangement, shall not at any time exceed 15% of the Subordinate Voting Shares then issued and outstanding, subject to adjustment to give effect to any relevant changes in the capitalization of the Company, and provided that for the purpose of such calculation, the number of Subordinate Voting Shares then issued and outstanding shall include the number of Shares issuable upon conversion of the then issued and outstanding Multiple Voting Shares.

Subordinate Voting Shares in respect of which Options have been granted but which are forfeited, cancelled or otherwise terminated or expire without being exercised shall be available for subsequent Options. As an “evergreen” plan, the NEO requires that all unallocated options, rights and other entitlements under the Option Plan be approved by shareholders on a periodic basis, each approval being effective for a period of three years.

The aggregate number of Shares reserved for issuance pursuant to options granted under Option Plan and options or other entitlements granted under any other Share Compensation Arrangement to Insider Participants (as a group) shall not exceed 10% of the aggregate number of Subordinate Voting Shares outstanding, provided that for the purpose of such calculation, the number of Subordinate Voting Shares outstanding shall include the number of Shares issuable upon conversion of the then issued and outstanding Multiple Voting Shares. Within any one-year period, the aggregate number of Shares issued to Insider Participants (as a group) pursuant to options granted under the Option Plan or options or other entitlements granted under any other Share Compensation Arrangement shall not exceed 10% of the aggregate number of Shares outstanding, provided that for the purpose of such calculation, the number of Subordinate Voting Shares outstanding shall include the number of Shares issuable upon conversion of the outstanding Multiple Voting Shares.

In addition to the foregoing limits, (i) the maximum aggregate grant date fair value using the Black-Scholes-Merton valuation model of option grants to any non-employee director of the Company in any fiscal year of the Company shall not exceed $100,000; and (ii) no grant of Options under the Option Plan may be made to any non-employee director if such grant could result, together with awards or grants then outstanding under the Option Plan and any other Share Compensation Arrangement, in the issuance to non-employee directors as a group of a number of Subordinate Voting Shares exceeding 1% of the number Shares issued and outstanding immediately prior to any such Subordinate Voting Share issuance, provided that for the purpose of such calculation, the number of Subordinate Voting Shares issued and outstanding shall include the number of Subordinate Voting Shares issuable upon conversion of the issued and outstanding Multiple Voting Shares.

The Option Plan provides that Options granted to a citizen or resident of the United States of America and who, at the time of grant, is an employee of the Company or any parent or subsidiary of the Company may be an “incentive stock option” within the meaning of the U.S. Internal Revenue Code, if so determined by the Administrators. The Option Plan includes various provisions that apply specifically to each such “incentive stock option”.

Options granted under the Option Plan have a maximum term of 10 years from the date of grant. Options will become available for purchase by a Participant on a date or dates to be determined by the Administrators on the date of grant. Vested options may be exercised in whole or in part at any time by a Participant by payment of the aggregate exercise price therefor in full either: (a) by cash, certified cheque or bank draft or wire transfer; (b) if approved by the Administrators, and except with respect to ISOs, through means of a “net settlement,” whereby no exercise price will be due and where the number of Subordinate Voting Shares issued upon such exercise will be equal to: (A) the product of (l) the number of Subordinate Voting Shares as to which the Option is then being exercised, and (2) the difference between (x) the then current Fair Market Value per Subordinate Voting Share and (y) the exercise price per Subordinate Voting Share, divided by (B) the then current Fair Market Value per Subordinate Voting Share. A number of Shares equal to the difference between the number of Subordinate Voting Shares as to which the Option is then being exercised and the number of Subordinate Voting Shares actually issued to the Participant upon such net settlement will be deemed to have been received by the Company in satisfaction of the exercise price; (c) if approved by the Administrators, through an arrangement with a broker approved by the Company (or through an arrangement directly with the Company) whereby payment of the exercise price is accomplished with the proceeds of the sale of Subordinate Voting Shares deliverable upon the exercise of the Option; or (d) by such other method as the Administrators may approve or accept.

Subject to the terms of the Option Plan with respect to a Participant’s death, no Options may be transferred or assigned. Options may be exercised by the Participant and, upon the Participant’s death, the legal representative of his or her estate or any other person who acquires his or her rights in respect of an Option by bequest or inheritance. A person exercising an Option may subscribe for Shares only in his or her own name or in his or her capacity as a legal representative. All Options exercised during the Participant’s lifetime shall only be exercisable by the Participant or, in the event of his or her disability, by his or her personal representative.

Notwithstanding anything to the contrary set forth in the Option Plan, upon or in anticipation of any Change in Control, the Administrators may, in their sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (a) cause any or all outstanding Options to become vested and immediately exercisable, in whole or in part; and/or (b) cause any outstanding Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control.

The Option Plan contains additional minimum provisions which apply to Options granted to residents of the State of California including in respect of the treatment of Options upon the termination of employment of a Participant. The Board may in its discretion, amend, suspend or terminate the Option Plan, or any portion thereof, and grant to a Participant a waiver of the conditions of the Option Plan at any time without obtaining the approval of shareholders of the Company, subject to those provisions of applicable law and regulatory requirements (including the rules, regulations and policies of the NEO), if any, that require the approval of shareholders. Any amendment to any provision of the Option Plan will be subject to any required regulatory or governmental approvals. Notwithstanding the foregoing, the Company will be required to obtain the approval of the shareholders of the Company for any amendment related to:

•

providing for an increase to the maximum number of Subordinate Voting Shares which may be issued under the Option Plan, except pursuant to the provisions of the Option Plan which permit the Administrators to make equitable adjustments in the event of certain transactions affecting the Company or its capital;

•	providing for an increase in, or the removal of, the limits on the number of Subordinate Voting Shares Reserved for Issuance to Insider Participants;

•	providing for an increase in, or the removal of, the limits on participation in the Option Plan by non-employee directors;

•

providing for a reduction in the exercise price per Subordinate Voting Shares for Options (for this purpose, a cancellation or termination of an Option prior to its expiry date for the purpose of re-issuing an Option to the same Participant with a lower exercise price shall be treated as an amendment to reduce the exercise price of an Option), except pursuant to the provisions of the Option Plan which permit the Administrators to make equitable adjustments in the event of transactions affecting the Company or its capital;

•	providing for an extension to the term of Options beyond the original expiry date, except in respect of blackout periods and other trading restrictions;

•	providing that an Option may be transferred or assigned other than for normal estate settlement purposes;

•	providing for the addition of additional categories of Participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

•	anything that required the approval of shareholders pursuant to Section 10.12(7) of the Listing Manual of the NEO; or

•	the deletion or reduction of the range of amendments which require the approval of shareholders of the Company.

The Company shall not provide financial assistance to Participants in connection with the Option Plan.

Summary of the Performance and Restricted Share Unit Plan

Capitalized terms used in this summary that are not otherwise defined in this Proxy Statement shall have the same meaning as defined in the Company’s performance and restricted share unit plan (the “PR Plan”), which is available for review under the Company’s SEDAR profile at www.sedar.com.

On February 19, 2020, the Company received shareholder approval of the PR Plan and on February 27, 2020 the Board adopted it. On May 27, 2021, the Company received shareholder approval to increase the aggregate number of Subordinate Voting Shares issuable under the PR Plan, together with Subordinate Voting Shares that are issuable pursuant to awards or grants under any other Share Compensation Arrangement, from 10% to 15% of the Shares then issued and outstanding. The purposes of the PR Plan are to (i) promote a significant alignment between employees and directors of the Company and the growth objectives of the Company, (ii) associate a portion of participating employees’ and directors’ compensation with the performance of the Company over the long term, and (iii) to attract and retain critical personnel to drive the business success of the Company. Grants may be made under the PR Plan to directors, officers and employees of the Company or of any subsidiary of the Company, provided PSUs shall not be awarded to non-employee directors of the Company. PSU and RSU awards that vest in accordance with their terms will be paid in either (a) Subordinate Voting Shares issued from treasury; or (b) cash.

The aggregate number of Subordinate Voting Shares that are issuable under the PR Plan to pay awards which have been granted and are outstanding under the PR Plan, together with Shares that are issuable pursuant to outstanding awards or grants under any other Share Compensation Arrangement, shall not at any time exceed 15% of the Shares then issued and outstanding, subject to adjustment to give effect to any relevant changes in capitalization of the Company, and provided that for the purpose of such calculation, the number of Shares then issued and outstanding shall include the number of Subordinate Voting Shares issuable upon conversion of the then issued and outstanding Multiple Voting Shares.

Subordinate Voting Shares in respect of which awards have been granted but which are (i) vested and redeemed or (ii) forfeited, surrendered, cancelled or otherwise terminated or expire without the delivery of Shares shall be available for subsequent awards. In addition, the number of Subordinate Voting Shares subject to an award (or portion thereof) that the Company permits to be settled in cash in lieu of settlement in Subordinate Voting Shares shall be available for subsequent awards. Within any one year period, the aggregate number of Subordinate Voting Shares issued to Insiders (as a group) pursuant to the PR Plan and any other Share Compensation Arrangement shall not exceed 10% of the issued and outstanding Shares (on a non-diluted basis). As an “evergreen” plan, the NEO will require that all unallocated awards, rights and other entitlements under the PR Plan be approved by shareholders on a periodic basis, each approval being effective for a period of three years.

Awards under the PR Plan shall be limited as follows:

•

the total number of Subordinate Voting Shares reserved for issuance to Insiders (as a group) under the PR Plan, together with Subordinate Voting Shares reserved for issuance to Insiders under any other Share Compensation Arrangement, shall not at any time exceed 10% of the issued and outstanding Subordinate Voting Shares, provided that for the purpose of such calculation, the number of Subordinate Voting Shares issued and outstanding shall include the number of Subordinate Voting Shares issuable upon conversion of the issued and outstanding Multiple Voting Shares;

within any one-year period the aggregate number of Subordinate Voting Shares issued to Insiders (as a group) pursuant to the PR Plan and any other Share Compensation Arrangement shall not exceed 10% of the issued and outstanding Subordinate Voting Shares, provided that for the purpose of such calculation, the number of Subordinate Voting Shares issued and outstanding shall include the number of Subordinate Voting Shares issuable upon conversion of the issued and outstanding Multiple Voting Shares;

the maximum aggregate grant date fair value using the Black-Scholes-Merton valuation model of awards under the PR Plan, together with awards or grants under any other Share Compensation Arrangement, to any non-employee director of the Company in any fiscal year of the Company shall not exceed $150,000; and

no award under the PR Plan may be made to any non-employee director if such award could result, together with awards or grants then outstanding under the PR Plan and any other Share Compensation Arrangement, in the issuance to non-employee directors as a group of a number of Subordinate Voting Shares exceeding 1% of the Subordinate Voting Shares issued and outstanding immediately prior to any such Subordinate Voting Share issuance, provided that for the purpose of such calculation, the number of Subordinate Voting Shares issued and outstanding shall include the number of Subordinate Voting Shares issuable upon conversion of the issued and outstanding Multiple Voting Shares.

All issuances of Subordinate Voting Shares from treasury to pay awards shall be deemed to be issued at a price per Subordinate Voting Share equal to the Market Value on the date of issuance.

Awards granted under the PR Plan will be made with a specified dollar value (i.e. the Award Value) as of the date of grant, as determined by the Board or by the grant of specific amounts of PSUs or RSUs. In the case of PSUs, the Board may determine any performance criteria applicable to the PSU.

Unless the Board determines to grant a Participant a specific number of PSUs without specifying an Award Value, the PSUs granted to a Participant for a Performance Period shall be determined by dividing the Award Value determined for the Participant for such Performance Period by the Market Value (with currency conversion if necessary) as at the end of the calendar quarter immediately preceding the Award Date, rounded down to the next whole number.

Unless the Board determines to grant a Participant a specific number of RSUs without specifying an Award Value, the RSUs granted to a Participant shall be determined by dividing the Award Value of an award to be provided to the Participant in the form of RSUs by the Market Value (with currency conversion if necessary) as at the end of the calendar quarter immediately preceding the Award Date, rounded down to the next whole number.

Each whole PSU and RSU will give a Participant the right to receive either a Subordinate Voting Shares or a cash payment, as determined by the Board, in an amount determined in accordance with the terms of the PR Plan and the applicable Award Agreement. For greater certainty, a Participant shall have no right to receive Shares or a cash payment with respect to any PSUs or RSUs that do not become Vested PSUs or Vested RSUs.

When and if cash dividends are paid on the Subordinate Voting Shares during the period from the Award Date under the Award Agreement to the date of settlement of the PSUs or RSUs granted thereunder, additional PSUs or RSUs, as applicable, will be credited to the Participant’s Account (i.e. Dividend Equivalent Units) in accordance with the terms of the PR Plan. Dividend Equivalent Units shall be subject to the same Vesting conditions and shall Vest and be paid at the same time as the PSUs or RSUs, as applicable, to which they relate.

Upon the first day immediately following the end of the Performance Period, PSUs represented by the PSU Balance as at such date shall Vest subject to the terms of the PR Plan, with the number of Vested PSUs being equal to the PSU Balance as at such date multiplied by the Performance Adjustment Factor as determined by the Board in accordance with the Award Agreement. For certainty, in the event the Performance Adjustment Factor is equal to zero, no PSUs will vest. PSUs which do not become Vested PSUs shall be forfeited by the Participant and the Participant will have no further right, title or interest in such PSUs.

Upon the Vesting Date(s) specified in the applicable Award Agreement the RSUs comprising a Participant’s RSU Balance shall Vest in such proportion as may be determined in accordance with the Award Agreement. RSUs which do not become Vested RSUs shall be forfeited by the Participant and the Participant will have no further right, title or interest in such RSUs.

In the event that a Participant’s Vested PSUs or Vested RSUs have been designated by the Board for settlement in Subordinate Voting Shares issued from treasury, the Participant or his legal representative, as applicable, shall receive a number of Subordinate Voting Shares equal to the number of Vested PSUs or Vested RSUs, as the case may be, credited to the Participant’s Account (rounded down to the nearest whole number of

Subordinate Voting Shares). In such event, such Subordinate Voting Shares shall be distributed to the Participant or his or her legal representative, as applicable, as soon as practicable following the applicable Vesting Date but in no event shall the payment be made later than December 31 of the third calendar year following the year in which the services giving rise to the award of PSUs or RSUs were rendered.

In the event that a Participant’s Vested PSUs or Vested RSUs have not been designated by the Board for settlement in Subordinate Voting Shares issued from treasury, the Participant or his or her legal representative, as applicable, shall receive a cash payment equal to: (i) in the case of PSUs, the Market Value determined as of the last day of the Performance Period multiplied by the number of Vested PSUs credited to his PSU Account as of the last day of such Performance Period, (rounded down to the nearest whole number of PSUs); and (ii) in the case of RSUs, the Market Value determined as of the Vesting Date of such RSUs multiplied by the number of Vested RSUs credited to her or his Account as of the Vesting Date (rounded down to the nearest whole number of RSUs). The cash payment shall be made to the Participant or his or her legal representative, as applicable, in a single lump sum as soon as practicable following the applicable Vesting Date but in no event shall the payment be made later than December 31 of the third calendar year following the year in which the services giving rise to the award of PSUs or RSUs were rendered.

Except as otherwise provided in the Award Agreement governing the grant of PSUs or RSUs to a Participant or a written employment or other agreement between the Participant and the Company or any Subsidiary, in the event that, during a Performance Period with respect to PSUs or prior to a Vesting Date with respect to RSUs, (i) the Participant’s employment or service as a director is terminated by the Company or a Subsidiary of the Company for any reason, or (ii) a Participant voluntarily terminates his employment with the Company or a Subsidiary of the Company or service as a director, including due to retirement, no portion of the PSUs subject to such Performance Period or RSUs that would otherwise Vest on such Vesting Date shall Vest and the Participant shall receive no payment or other compensation in respect of such PSUs or RSUs or loss thereof, on account of damages or otherwise; provided that any Vested PSUs and Vested RSUs will be settled in accordance with the payment of cash or Subordinate Voting Shares sections of the PR Plan.

The PR Plan contains additional minimum provisions which apply to PSUs and RSUs granted to residents of the State of California.

The PR Plan may be amended or terminated at any time by the Board in whole or in part, provided that:

1.

no amendment of the PR Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to PSUs or RSUs granted prior to the date of the amendment;

2.	no amendment of the PR Plan shall be effective unless such amendment is approved by the NEO; and

•	the approval of shareholders of the Company shall be obtained for any:

•	amendment for which, under the requirements of the Stock Exchange or any applicable law, shareholder approval is required;

•

a reduction in pricing of an award under the PR Plan (other than an adjustment pursuant to Section 5.3 of the PR Plan in respect of certain transactions of the Company or its capital) or the cancellation and reissuance of awards under the PR Plan;

•	extension of the term of an award under the PR Plan;

•	any amendment to remove or exceed the Insider participation limits under the PR Plan;

•	any amendment to remove or exceed the limits on participation in the PR Plan by non-employee directors;

•

an increase to the maximum number of Shares which may be issuable under the PR Plan, other than an adjustment pursuant to Section 5.3 of the PR Plan in respect of certain transactions of the Company or its capital;

•	the addition of additional categories of Participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

•	allowance of awards granted under the PR Plan to be transferable or assignable other than for normal estate settlement purposes; or

•	amendment to the amendment section of the PR Plan.

Subject to the terms of the relevant Award Agreement, in the event of a Change in Control, the PSUs and RSUs credited to the account of the Participant as at the date of the Change in Control, will become vested PSUs and RSUs on a one-for-one basis on the date of Change in Control, unless otherwise determined by the Board. As soon as practical following the Change in Control, the Participant, at the discretion of the Board, will receive a payment in cash or in Subordinate Voting Shares equal to the number of vested RSUs or PSUs, as applicable, multiplied by the price at which the Subordinate Voting Shares are valued for the purposes of the transactions giving rise to the Change in Control.

The assignment or transfer of the PSUs or RSUs, or any other benefits under the PR Plan, shall not be permitted, other than by operation of law. The Company shall not provide financial assistance to Participants in connection with the PR Plan.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors, executive officers, employees, former directors, former executive officers or former employees, and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

The following is a summary of transactions since January 1, 2021 to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We also describe below certain other transactions with our directors, former directors, executive officers and shareholders.

Employment and Other Compensation Arrangements, Equity Plan Awards

We have entered into offer and appointment letters and employment agreements with certain of our executive officers in connection with their employment or provision of services to us. For more information regarding the executives’ arrangements, see “Executive Compensation—Agreements with Our Named Executive Officers.”

We also have established certain equity plans, pursuant to which we grant equity awards to our employees and directors.

Indemnification Agreements

Our Articles provide that we must indemnify each of our directors and officers to the extent permitted under the BCBCA. We may also indemnify any employee, agent or representative of the Company subject to any restrictions under the BCBCA.

Indemnification is prohibited under the BCBCA unless the individual:

•	acted honestly and in good faith with a view to the best interests of the Company or its subsidiary, as applicable; or

•	in the case of a proceeding other than a civil proceeding, the individual had reasonable grounds for believing that his or her conduct was lawful.

We have entered into an indemnification agreement with each of our directors and executive officers. As provided by our Articles, these agreements, among other things, require us to indemnify each director and executive officer to the extent permitted under the BCBCA. These agreements provide our directors and executive officers with contractual rights to indemnification and, in some cases, expense advancement in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

Legal Fees

In 2021, the Company paid Wildeboer Dellelce LLP (“Wildeboer”) fees of approximately $0.8 million for legal services provided by Wildeboer to the Company. Perry Dellelce, who served as a director of the Company until December 13, 2021, is the Managing Partner of Wildeboer.

Related-Party Transaction Policy

In 2021, we adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, or other independent members of our board of directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.

PROPOSAL 2

APPOINTMENT OF AUDITOR

At the Annual Meeting, the Shareholders will be called upon to appoint KPMG LLP (“KPMG”), as auditors of the Company, to hold office until the next annual general meeting of the Company, at a remuneration to be fixed by the directors.

The Audit Committee reviewed existing and proposed audit fees and costs as well as our relative fit in connection with the size of other audit clients to consider our independent registered public accounting firm for our fiscal year ending December 31, 2022. As a result of this evaluation and review of proposals from independent registered public accounting firms, on March 28, 2022, the Audit Committee, appointed KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Accordingly, on March 28, 2022, the Audit Committee dismissed Ernst & Young (Canada) LLP (“EY”), which previously served as our independent registered public accounting firm and audited our financial statements for the fiscal year ended December 31, 2021 (“fiscal 2021”).

EY’s audit report on our consolidated financial statements for our fiscal 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the avoidance of doubt, EY only audited our fiscal year ended December 31, 2021.

During our most recent fiscal year ended December 31, 2021 and during the subsequent interim period through March 28, 2022, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years, and (ii) except as set forth below, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. In connection with the preparation of our consolidated financial statements as of and for the fiscal year ended December 31, 2021, EY identified an instance of a material weakness in our internal controls over financial reporting in connection with the Company’s accounting for contracts. This reportable event was discussed among the Audit Committee and EY. EY has been authorized by the Company to respond fully to the inquiries of KPMG, the successor independent registered public accounting firm, concerning this reportable event.

Pursuant to Item 304(a)(3) of Regulation S-K, we provided EY with a copy of the disclosures made in a Current Report on Form 8-K (the “2021 Report”) prior to the time the 2021 Report was filed with the Securities and Exchange Commission (the “SEC”). We requested that EY furnish a letter addressed to the SEC stating whether or not EY agrees with the statements therein. A copy of EY’s letter dated March 28, 2022 was attached as Exhibit 16.1 to the Form 8-K filed with the SEC on March 28, 2022.

In addition, on December 1, 2021, the Audit Committee dismissed RSM Canada LLP (“RSM”), which previously served as our independent registered public accounting firm and audited our financial statements for the fiscal year ended December 31, 2020 (“fiscal 2020”). RSM served as our independent registered public accounting firm for each of our fiscal years from the year ended December 31, 2020 through September 30, 2021. RSM was our independent registered public accounting firm until the completion of RSM’s audit of our consolidated financial statements as of and for the year ended December 31, 2020 prepared in accordance with U.S. generally accepted accounting principles.

RSM’s audit reports on our consolidated financial statements for our fiscal 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal year ended December 31, 2020 and during the subsequent interim period through September 30, 2021 there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation

S-K with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Pursuant to Item 304(a)(3) of Regulation S-K, we provided RSM with a copy of the disclosures made in a Current Report on Form 6-K prior to the time the 2020 Report was filed with the SEC. We requested that RSM furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of RSM’s letter dated December 6, 2021 was attached as Exhibit 99.2 to the 2021 Report.

During our two most recent fiscal years ended December 31, 2021 and December 31, 2020 and during the subsequent interim period through March 28, 2022, neither we nor anyone acting on our behalf has consulted with KPMG, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness disclosed in the 2021 Report, which was communicated to KPMG.

Representatives of both EY and KPMG are expected to attend the 2022 Annual Meeting, will be available to respond to appropriate questions from our stockholders, and may make a statement if they desire to do so. We do not expect a representative from RSM to be present at the Annual Meeting.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to our company by Ernst & Young LLP and RSM Canada LLP, our independent registered public accounting firms for the fiscal years ended December 31, 2021 and 2020, respectively.

	Fiscal Year Ended December 31,
	2021	2020
	(in thousands)
Audit Fees	$607	$96
Tax Fees	$37	$5
Other Services	—	$87

Total Fees	$644	$101

Audit Fees. This category consists of the annual audit of our consolidated financial statements and the interim reviews of the quarterly consolidated financial statements and services rendered in connection with registration statements, including a comfort letter and consents.

Audit-Related Fees. None.

Tax Fees. This category includes all fees associated with tax compliance, tax advice and tax planning work.

All Other Services. This category includes all fees associated with prospectus preparation work or other services.

Pre-Approval Policies and Procedures

Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent registered public accounting firm, and pre-approve all audit services and all non-audit services of our independent registered public accounting firm permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of our independent registered public accounting firm to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. The Audit Committee has approved all audit and audit-related work covered by the audit fees, audit-related fees, and tax fees.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting will be required to appoint KPMG LLP as auditor of the Company to hold office until the next annual general meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing by Mind Medicine under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with our management. The Audit Committee has discussed with EY the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 28, 2022.

Audit Committee of the Board of Directors

Brigid A. Makes (Chair)

Carol A. Vallone

Andreas Krebs

PROPOSAL 3

APPROVAL OF AN ALTERATION TO THE COMPANY’S SHARE STRUCTURE TO ELIMINATE THE MULTIPLE VOTING SHARES AND RE-DESIGNATE THE SUBORDINATE VOTING SHARES AS COMMON SHARES.

Overview

We are proposing to eliminate our dual-class share structure.

Our current authorized share structure consists of an unlimited number of Subordinate Voting Shares and an unlimited number of Multiple Voting Shares.

As described in greater detail below, we are seeking shareholder approval to alter our share structure to:

(a)	eliminate the Multiple Voting Shares; and

(b)	re-designate the Subordinate Voting Shares as Common Shares (the “Share Structure Alteration Proposal”).

After the proposed share structure alteration, our authorized share structure would consist of an unlimited number of Common Shares.

Elimination of Multiple Voting Shares

On February 22, 2022, our Board of Directors approved the mandatory conversion of all of the Multiple Voting Shares to Subordinate Voting Shares as of March 14, 2022 in accordance with our Articles. On March 14, 2022, all of the issued and outstanding Multiple Voting Shares automatically, without any action on the part of the holders of Multiple Voting Shares, converted into Subordinate Voting Shares on the basis of one (1) Multiple Voting Share for one hundred (100) Subordinate Voting Shares.

As of the Record Date, there are no Multiple Voting Shares outstanding and we do not intend to issue any Multiple Voting Shares in the future. In order to simplify our authorized share structure our Board of Directors has proposed eliminating the Multiple Voting Shares.

Re-designation of Subordinate Voting shares as Common Shares

Under our current Articles, the Subordinate Voting Shares are subordinate to the rights of the Multiple Shares in certain areas, such as voting. With the elimination of the Multiple Voting Shares, the Subordinate Voting Shares will no longer be subordinate to any authorized class of shares. In light of the foregoing, our Board of Directors has proposed that the Subordinate Voting shares be re-designated as Common Shares.

Shareholder Approval

As a shareholder, you have the opportunity to vote for or against the proposed Share Structure Alteration Proposal by voting on the following resolution:

“BE IT RESOLVED, as a special resolution, that:

(c)	the Company’s Notice of Articles be altered by:

(i)	eliminating the Multiple Voting Shares, without par value, as a class of authorized shares; and

(ii)	re-designating the Subordinate Voting Shares, without par value, as Common Shares, without par value;

(d)

the Company’s Articles be altered by deleting the special rights or restrictions attached to the Multiple Voting Shares and Subordinate Voting Shares in their entirety by removing Parts 27 and 28 of such Articles;

(e)

Notwithstanding that these resolutions have been passed by the shareholders of the Company, the directors of the Company are authorized and empowered not to proceed with the alterations noted in this resolution at any time.

(f)

Any one director or officer of the Company is authorized and directed, for, in the name of and on behalf of the Company, to execute and deliver all such further documents, agreements, authorizations, elections or other instruments, with or without the corporate seal affixed, and to take any and all such further action as such director or officer, in such director or officer’s discretion, may determine to be desirable in order to complete the transactions contemplated in this resolution, including the filing of a notice of alteration with the British Columbia Corporate Registry, such determination to be conclusively evidenced by such director or officer’s execution and delivery of any such documents, agreements, authorizations, elections or other instruments and the taking of any such action.”

The approval of the Share Structure Alteration Proposal requires the affirmative vote of holders of at least 66 2/3% of the votes cast by holders of outstanding Subordinate Voting Shares represented in person (which would include presence via the virtual meeting platform) or by proxy and entitled to vote thereon at the meeting. Accordingly, if a valid quorum is established, failure to vote by proxy or to vote in person (which would include presence via the virtual meeting platform) at the meeting, abstentions and broker non-votes will have no effect on the Share Structure Alteration Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is outstanding, but will have no effect on the outcome of the Share Structure Alteration Proposal.

Recommendation of the Board of Directors

Our Board of Directors believes the Share Structure Alteration Proposal is in our company’s best interests.

OUR BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 3.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

To the knowledge of the Company, there is no material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of each person who has been a director or executive officer of the Company at any time since January 1, 2021, each proposed nominee for election as a director of the Company or each associate or affiliate of the aforementioned persons in any matter to be acted upon in the Annual Meeting other than the election of directors or appointment of the auditor.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or us. Direct your written request to Mind Medicine (MindMed) Inc., Corporate Secretary, One World Trade Center, Suite 8500, New York, New York 10007. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com. Additional financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the Company’s most recently completed financial year. A copy of the Company’s financial statements and management’s discussion and analysis is available upon written request to the Company’s registered office at 1055 West Hastings Street, Suite 1700, The Guinness Tower, Vancouver, BC, V6E 2E9.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Cynthia Hu
Cynthia Hu
Corporate Secretary

Appendix I – Corporate Governance Guidelines

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MIND MEDICINE (MINDMED) INC.

CORPORATE GOVERNANCE GUIDELINES

Doc. No. G-CG-001	Rev. No. 001	Effective: 01/01/2022

The Board of Directors of Mind Medicine (MindMed) Inc. (the “Company”) has established the following guidelines for the Board’s conduct and operation. These guidelines are designed to give directors and management a flexible framework for effectively pursuing the Company’s objectives for the benefit of its stockholders. That is why these guidelines should be interpreted in the context of all applicable laws, the Company’s charter documents, and other policies.

I.	BOARD COMPOSITION AND SELECTION

A. Size of the Board. The Board will establish the number of directors in accordance with the amended and restated certificate of incorporation and the amended and restated bylaws of the Company, as each may be further amended from time to time. The Nominating and Corporate Governance Committee will periodically review the appropriate Board size, which may vary to accommodate the availability of suitable candidates and the Company’s needs.

B. Independence of Directors. The Board will have a majority of independent directors, subject to any exceptions permitted by the applicable listing standards of any stock exchange that lists the Company’s capital stock (the “Exchange”), the Securities and Exchange Act of 1934, as amended together with the rules promulgated thereunder, and any applicable Canadian securities laws and regulations. To determine independence, the Board will consider the definition of independence in the applicable listing standards of the Exchange and Canadian securities regulations, and other factors that will contribute to effective oversight and decision-making.

At times required by the rules of the Securities and Exchange Commission and applicable Canadian securities regulators or listing standards of the Exchange and based on information provided by Board members and advice of counsel, the Board or the Nominating and Corporate Governance Committee will affirmatively determine director independence. In accordance with applicable rules and Company policies, the Board will confirm that each director designated as independent has no material relationships to the Company (either directly or with an organization in which the director is a partner, stockholder or officer or is financially interested) that may interfere with the exercise of their independence from management and the Company. Directors may be asked from time to time to leave a Board meeting when the Board is considering a transaction in which the director (or another organization in which the director is a director or officer) has a financial or other interest.

The Audit Committee shall review and approve any proposed related party transactions in compliance with the Company’s policies and Exchange rules.

C. Management Directors. The Board anticipates that the Chief Executive Officer will serve on the Board. The Board also anticipates that other members of management who can assist the Board in fulfilling its responsibilities based on their experience and role at the Company may serve on the Board, under a condition that the majority of directors will remain independent as stipulated above.

D. Board Leadership. The Board may select a chairperson and/or vice chairperson of the Board in the manner and on the criteria that the Board deems appropriate. In the event that the Company does not have an independent chairperson of the Board, the independent directors will designate a lead independent director. The name of the chairperson or lead independent director will be listed in the Company’s proxy statement. The

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independent chairperson or lead independent director will be responsible for coordinating the activities of the independent directors. In addition to the duties of all Board members, the specific responsibilities of the independent chairperson or lead independent director are to:

•	work with the Chief Executive Officer to develop and approve an appropriate Board meeting schedule;

•	work with the Chief Executive Officer to develop and approve Board meeting agendas;

•	provide the Chief Executive Officer feedback on the quality, quantity, and timeliness of the information provided to the Board;

•	develop the agenda and moderate executive sessions of the independent members of the Board;

•	preside over Board meetings when the Chief Executive Officer is not present or when Board or Chief Executive Officer performance or compensation is discussed;

•	act as principal liaison between the independent members of the Board and Chief Executive Officer;

•	convene meetings of the independent directors as appropriate;

•	be available for consultation and direct communication with stockholders as deemed appropriate; and

•	perform other duties as the Board may determine from time to time.

E. Selection of Directors. The Board will be responsible for nominating members for election to the Board by the Company’s stockholders. The Board is also responsible for filling any vacancies on the Board unless the vacancy is filled by the stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating, and recommending candidates to serve as directors of the Company, in accordance with its charter and consistent with the criteria listed below.

The Company’s Secretary will be notified of all persons proposed to serve as potential candidates for nomination to the Board. For nominations of potential candidates made other than by the Board, the stockholder or other person making such nomination must comply with the Company’s Bylaws, including without limitation, submission of the information or other materials required with respect to proposed nominees. Each potential candidate must provide a list of references and agree (i) to be interviewed by members of the Nominating and Corporate Governance Committee or other directors in the discretion of the Nominating and Corporate Governance Committee, and (ii) to a background check or other review of the qualifications of a proposed nominee by the Company. Prior to nomination of any potential candidate by the Board, each member of the Board will have an opportunity to meet with the candidate, either in person or telephonically. Upon request, any candidate nominated will agree in writing to comply with these Corporate Governance Guidelines and all other policies and procedures of the Company applicable to the Board.

F. Board Membership Criteria. The Board will determine the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board will consider the minimum general criteria below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for serving on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics, the ability to read and understand basic financial statements, and being older than 21.

In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider other factors, such as:

•	relevant expertise to offer advice and guidance to management,

•	sufficient time to devote to the affairs of the Company,

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•	excellence in his or her field which should be relevant to the position of a director of the Company,

•	the ability to exercise sound business judgment, and

•	the commitment to rigorously represent the long-term interests of the Company’s stockholders.

The Board reviews candidates for director nomination in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. In conducting this assessment, the Board considers diversity, age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board. For incumbent directors, the Board reviews those directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of the Exchange or any applicable securities laws or regulations.

G. Changes in Board Membership Criteria. From time to time, the Board, in its discretion, may change the criteria for Board membership. When this occurs, the Board will evaluate existing members according to the new criteria. The Board may ask a director who no longer meets the complete criteria for board membership to adjust his or her committee assignments or resign from the Board.

H. Term Limits. The Board does not believe it should limit the number of terms for which an individual may serve as a director. Directors who have served on the Board for an extended period of time are able to provide continuity and valuable insight into our operations and prospects because of their experience and understanding of our history, policies, and objectives. The director nomination process achieves what term limits seek to accomplish.

I. Limits on Board Memberships. Directors should advise the chairperson of the Nominating and Corporate Governance Committee before accepting an invitation to serve on the Board or committee of another company. The Board recognizes that a director’s ability to fulfill his or her responsibilities as a director can be impaired if he or she serves on multiple other boards or board committees. Service on boards and board committees of other companies should be consistent with our conflict-of-interest policies.

J. Retirement Age. The Board believes that it is inappropriate to have a retirement age for directors.

K. Directors Who Change Their Job Responsibility. A director who retires or materially changes his or her present job (other than an ordinary course promotion) should notify the Board and the Nominating and Corporate Governance Committee. While the Board does not believe any director who retires or materially changes his or her present job should necessarily leave the Board, there should be an opportunity for the Nominating and Corporate Governance Committee to review their qualifications.

II.	ROLE OF THE BOARD OF DIRECTORS

Stockholders select directors to provide oversight and strategic guidance to senior management. A director’s responsibility is to fulfill his or her fiduciary duties of care and loyalty, and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. Board service requires significant time and attention. More specifically, the Board has responsibilities, pursuant to its written charter, to review, approve, and monitor fundamental financial and business strategies, assess our major risks, and consider ways to address those risks, select and oversee management, and establish and oversee processes to maintain our integrity. To fulfill their duties, directors must prepare for meetings and discussions with management, participate in Board meetings, review relevant materials, and serve on committees. The Company expects directors to maintain an attitude of constructive involvement and oversight, ask relevant and incisive questions, and demand honest and accurate answers. Directors must act with integrity and demonstrate a commitment to the Company, our values, business, and long-term stockholder value.

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III.	DIRECTOR ORIENTATION AND EDUCATION

The Nominating and Corporate Governance Committee may implement an orientation process for directors that includes background material on our policies and procedures, meetings with senior management, and visits to our facilities. We may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.

IV.	DIRECTOR COMPENSATION

The Compensation Committee will review and recommend to the Board the type and amount of director compensation for Board and committee service for non-management directors in accordance with applicable legal and regulatory guidelines. Compensation for non-management directors and committee members should be designed to be aligned with the long-term interests of the stockholders and consistent with market practices of similarly situated companies. In determining compensation, the Board will consider the impact on the director’s independence and objectivity.

V.	BOARD MEETINGS

A. Number of Meetings. The Board expects to have at least four regular Board meetings each year. Directors are invited to attend the Company’s annual meeting of stockholders.

B. Attendance and Preparation. We expect our Board members to prepare for, attend and participate in all meetings of the Board and committees on which they serve. Directors should notify the Company’s Secretary when he or she will be absent from a meeting. We will provide directors with appropriate materials before the meeting, except in unusual or exigent circumstances.

C. Agenda. The Chief Executive Officer and chairperson or lead independent director will create a schedule of topics to be discussed during the year and an agenda for each Board meeting. Each Board member is encouraged to suggest topics for the agenda at any time, and each Board member is free to raise subjects that are not on the agenda.

D. Executive Session. The independent non-management directors of the Board will meet periodically in executive session but no less than two times per year or whatever minimum has been set by applicable listing standards. Executive session discussions may include any topics decided by the attendees.

E. Committee Reports. At each regular Board meeting, if requested by the Board, each committee will present a brief summary of the principal subjects discussed, any conclusions reached, and the final actions of the committee. The chairperson of the appropriate committee will present the report. Minutes of committee meetings will be available to any director.

VI.	BOARD COMMITTEES

A. Number of Committees; Independence of Members. The Board will constitute and maintain an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Only independent directors may serve on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board may form, merge, or dissolve additional committees, as it deems appropriate.

B. Committee Functions and Charters. All standing committees will have a written charter that describes the committee’s responsibilities. Unless otherwise directed by the Board, any new committee formed by the Board will develop a written charter delineating its responsibilities. Each committee will periodically review its charter and recommend any proposed charter changes to the Board.

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C. Board Committee Membership. The Nominating and Corporate Governance Committee oversees the Board’s committee structure and operations, including authority to delegate to subcommittees and committee reporting to the Board. The Nominating and Corporate Governance Committee will annually recommend to the Board each committee’s chairperson and membership. In making those recommendations, the Nominating and Corporate Governance Committee will consider the interests, independence, and experience of the directors and the independence and experience requirements of the Exchange, the rules and regulations of the Securities and Exchange Commission, applicable Canadian securities regulators, and any other applicable law.

D. Committee Meetings and Agenda. Each committee chairperson, in consultation with that committee’s members, will determine the processes frequency, length, and agenda for each committee meeting and the appropriate attendees in light of that committee’s charter, the authority delegated by the Board to that committee, and the legal, regulatory, accounting and governance principles applicable to that committee’s functions.

VII.	BOARD ACCESS TO MANAGEMENT; USE OF OUTSIDE ADVISORS

Board members will have access to Company management, subject to such processes as deemed appropriate by the Nominating and Corporate Governance Committee. Board members are expected to use their judgment to ensure that this contact is not distracting to our operations or to management’s duties and responsibilities.

The Board and each committee will have the power to hire, at the expense of the Company, subject to our conflict-of-interest policies, independent legal, financial, or other advisors that they may deem necessary, without consulting or obtaining the advanced approval of any officer.

VIII.	CHIEF EXECUTIVE OFFICER EVALUATION

The Board, based on recommendations from the Compensation Committee, will annually review the Chief Executive Officer’s performance. The Board will evaluate performance based on objective criteria, including how well the business achieves long-term strategic objectives and successfully develops management. The Compensation Committee and Board will use this evaluation when considering the compensation of the Chief Executive Officer.

IX.	SUCCESSION PLANNING

The Nominating and Corporate Governance Committee should develop and periodically review with the Chief Executive Officer a plan with respect to executive officers’ succession and recommend to the Board appropriate individuals who might fill those positions. The Chief Executive Officer should also recommend and evaluate potential successors. The Chief Executive Officer will also review any development plans for those potential successors.

X.	BOARD ASSESSMENT

The Nominating and Corporate Governance Committee will periodically review, discuss, and assess the performance of the Board and the committees. The Nominating and Corporate Governance Committee may also consider and assess the independence of directors. The Nominating and Corporate Governance Committee should provide the results of these evaluations to the Board for further discussion as appropriate.

XI.	BOARD RESPONSIBILITIES

A director should discharge his or her duties, including duties as a member of any committee on which he or she serves, in good faith and in a manner the director reasonably believes to be in the best interests of the Company and its stockholders. Board members will comply with the laws and requirements of the Exchange and other applicable regulatory agencies and with all policies and guidelines of the Company, including without limitation, the Company’s Code of Business Conduct.

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Each director is expected to disclose promptly to the Board and respond promptly and accurately to periodic questionnaires or other inquiries from the Company regarding any existing or proposed relationships with the Company, including compensation and stock ownership, which could affect the independence of the director. Each director will also promptly inform the Board of any material change in such information, to the extent not already known by the Board.

Board members are expected to devote sufficient time and attention to prepare for, attend and participate in Board meetings and meetings of committees on which they serve, including advance review of meeting materials that may be circulated prior to each meeting

Directors have an obligation to protect and keep confidential all of our non-public information unless the Company has authorized public disclosure or unless otherwise required by applicable law. Confidential information includes all non-public information entrusted to or obtained by a director by reason of his or her position on the Board. This includes information regarding our strategy, business, finances, and operations, and will include minutes, reports, and materials of the Board and committees, and other documents identified as confidential by the Company. The obligations described above continue even after service on the Board has ended.

Directors may not use such confidential information for personal benefit or to benefit other persons or entities other than the Company. Unless authorized by the Company or applicable law, directors will refrain from disclosing confidential information to anyone outside the Company, especially anyone affiliated with any entity or person that employs the director or has sponsored the director’s election to the Board. These obligations continue even after service on the Board has ended. Any questions or concerns about potential disclosures should be directed to the Company’s Chief Executive Officer, Chief Financial Officer or Chief Legal Officer, who then may communicate with the Chief Executive Officer or the Nominating and Corporate Governance Committee regarding the potential disclosures.

XII.	REVIEW OF GOVERNANCE GUIDELINES

The Nominating and Corporate Governance Committee will periodically review and assess the adequacy of these guidelines and recommend any proposed changes to the Board for approval.

* * * *

Approvals

ROBERT BARROW CEO	12/26/2021

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Appendix II – Amended and Restated Articles

AMENDED AND RESTATED ARTICLES

OF

MIND MEDICINE (MINDMED) INC.

BUSINESS CORPORATIONS ACT

BRITISH COLUMBIA

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

Incorporation Number BC0886671

ARTICLES

MIND MEDICINE (MINDMED) INC.

(THE “COMPANY”)

ARTICLE 1

INTERPRETATION

1.1	Definitions

In these Amended and Restated Articles (the “Articles”), unless the context otherwise requires:

(1)	“appropriate person” has the meaning assigned in the Securities Transfer Act;

(2)	“board of directors”, “directors” and “board” mean the directors of the Company for the time being;

(3)

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(4)

“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(5)	“legal personal representative” means the personal or other legal representative of a shareholder;

(6)	“protected purchaser” has the meaning assigned in the Securities Transfer Act;

(7)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(8)	“seal” means the seal of the Company, if any;

(9)	“Securities Act” means the Securities Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(10)

“securities legislation” means statutes concerning the regulation of securities markets and trading in securities and the regulations, rules, forms and schedules under those statutes, all as amended from time to time, and the blanket rulings and orders, as amended from time to time, issued by the securities commissions or similar regulatory authorities appointed under or pursuant to those statutes; and “Canadian securities legislation” means the securities legislation in any province or territory of Canada and includes the Securities Act; and;

(11)

“Securities Transfer Act” means the Securities Transfer Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act.

1.2	Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

ARTICLE 2

SHARES AND SHARE CERTIFICATES

2.1	Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2	Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3	Shareholder Entitled to Certificate or Acknowledgment

Unless the shares of which the shareholder is the registered owner are uncertificated shares within the meaning of the Business Corporations Act, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or an acknowledgment to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all. If a shareholder is the registered owner of uncertificated shares, the Company must send to that holder a written notice containing the information required by the Act within a reasonable time after the issue or transfer of the shares.

2.4	Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company (including the Company’s legal counsel or transfer agent) is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5	Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the Company is satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, it must, on production to it of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as it thinks fit:

(1) order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2) issue a replacement share certificate or acknowledgment, as the case may be.

2.6	Replacement of Lost, Stolen, Destroyed or Wrongfully Taken Certificate

If a person entitled to a share certificate claims that the share certificate has been lost, stolen, destroyed or wrongfully taken, the Company must issue a new share certificate, if that person:

(1)	so requests before the Company has notice that the share certificate has been acquired by a protected purchaser;

(2)	provides the Company with an indemnity bond sufficient in the Company’s judgement to protect the Company from any loss that the Company may suffer by issuing a new certificate; and

(3)	satisfies any other reasonable requirements imposed by the Company.

A person entitled to a share certificate may not assert against the Company a claim for a new share certificate where a share certificate has been lost, apparently destroyed or wrongfully taken if that person fails to notify the Company of that fact within a reasonable time after that person has notice of it and the Company registers a transfer of the shares represented by the certificate before receiving a notice of the loss, apparent destruction or wrongful taking of the share certificate.

2.7	Recovery of New Share Certificate

If, after the issue of a new share certificate, a protected purchaser of the original share certificate presents the original share certificate for the registration of transfer, then in addition to any rights under any indemnity bond, the Company may recover the new share certificate from a person to whom it was issued or any person taking under that person other than a protected purchaser.

2.8	Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as represented by the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.9	Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.8, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.10	Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

ARTICLE 3

ISSUE OF SHARES

3.1	Directors Authorized

Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share, if any.

3.2	Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3	Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4	Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

(a)	past services performed for the Company;

(b)	property; or

(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5	Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

ARTICLE 4

SHARE REGISTERS

4.1	Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain a central securities register, which may be kept in electronic form.

4.2	Appointment of Agent

The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place. If the Company has appointed a transfer agent, references in Articles 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, and 5.7 to the Company include its transfer agent.

4.3	Closing Register

The Company must not at any time close its central securities register.

ARTICLE 5

SHARE TRANSFERS

5.1	Registering Transfers

The Company must register a transfer of a share of the Company if either:

(1)	the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(a)

in the case where the Company has issued a share certificate in respect of the share to be transferred, that share certificate and a written instrument of transfer (which may be on a separate document or endorsed on the share certificate) made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person;

(b)

in the case of a share that is not represented by a share certificate (including an uncertificated share within the meaning of the Business Corporations Act and including the case where the Company has issued a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate in respect of the share to be transferred), a written instrument of transfer, made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person; and

(c)

such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor’s right to transfer the share, that the written instrument of transfer is genuine and authorized and that the transfer is rightful or to a protected purchaser; or

(2)	all the preconditions for a transfer of a share under the Securities Transfer Act have been met and the Company is required under the Securities Transfer Act to register the transfer.

5.2	Waivers of Requirements for Transfer

The Company may waive any of the requirements set out in Article 5.1(1) and any of the preconditions referred to in Article 5.1(2).

5.3	Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the Company or the transfer agent for the class or series of shares to be transferred.

5.4	Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.5	Signing of Instrument of Transfer

If a shareholder or other appropriate person or an agent who has actual authority to act on behalf of that person, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified but share certificates are deposited with the instrument of transfer, all the shares represented by such share certificates:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.6	Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.7	Transfer Fee

Subject to the applicable rules of any stock exchange on which the shares of the Company may be listed, there must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

ARTICLE 6

TRANSMISSION OF SHARES

6.1	Legal Personal Representative Recognized on Death

In the case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder’s name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require the original grant of probate or letters of administration or a court certified copy of them or the original or a court certified or authenticated copy of the grant of representation, will, order or other instrument or other evidence of the death under which title to the shares or securities is claimed to vest.

6.2	Rights of Legal Personal Representative

The legal personal representative of a shareholder has the rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles and applicable securities legislation, if appropriate evidence of appointment or incumbency within the meaning of the Securities Transfer Act has been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder’s name and the name of another person in joint tenancy.

ARTICLE 7

ACQUISITION OF COMPANY’S SHARES

7.1	Company Authorized to Purchase or Otherwise Acquire Shares

Subject to Article 7.2, the special rights or restrictions attached to the shares of any class or series of shares, the Business Corporations Act and applicable securities legislation, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

7.2	No Purchase, Redemption or Other Acquisition When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3	Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

ARTICLE 8

BORROWING POWERS

8.1	Borrowing Powers

The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(2)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)

mortgage, hypothecate, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company, including property that is movable or immovable, corporeal or incorporeal.

8.2	Additional Powers

The powers conferred under this Part 8 shall be deemed to include the powers conferred on a company by Division VI I of the Act Respecting the Special Powers of Legal Persons being chapter P 16 of the Revised Statutes of Quebec, and every statutory provision that may be substituted therefor or for any provision therein.

ARTICLE 9

ALTERATIONS

9.1	Alteration of Authorized Share Structure

Subject to Articles 9.2 and 9.3, the special rights or restrictions attached to the shares of any class or series of shares and the Business Corporations Act, the Company may:

(1)	by ordinary resolution:

(a)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)	if the Company is authorized to issue shares of a class of shares with par value:

(i)	decrease the par value of those shares; or

(ii)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(d)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value; or

(e)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;

and, if applicable, alter its Notice of Articles and Articles accordingly; or

(2)	by resolution of the directors:

(a)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares; or

(b)	alter the identifying name of any of its shares;

and if applicable, alter its Notice of Articles and, if applicable, its Articles accordingly.

9.2	Special Rights or Restrictions

Subject to the special rights or restrictions attached to any class or series of shares and the Business Corporations Act, the Company may by ordinary resolution:

(1)

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

and alter its Articles and Notice of Articles accordingly.

9.3	No Interference with Class or Series Rights without Consent

A right or special right attached to issued shares must not be prejudiced or interfered with under the Business Corporations Act, the Notice of Articles or these Articles unless the holders of shares of the class or series of shares to which the right or special right is attached consent by a special separate resolution of the holders of such class or series of shares.

9.4	Change of Name

The Company may by directors’ resolution or ordinary resolution authorize an alteration to its Notice of Articles in order to change its name.

9.5	Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

ARTICLE 10

MEETINGS OF SHAREHOLDERS

10.1	Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place, whether in or outside of British Columbia, as may be determined by the directors.

10.2	Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3	Calling of Meetings of Shareholders

The directors may, at any time, call a meeting of shareholders, to be held at such time and place, whether in or outside of British Columbia, as may be determined by the directors.

10.4	Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.5	Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or agree to reduce the period of that notice. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.6	Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.7	Class Meetings and Series Meetings of Shareholders

Unless otherwise specified in these Articles, the provisions of these Articles relating to a meeting of shareholders will apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting of shareholders holding a particular class or series of shares.

10.8	Notice of Dissent Rights

The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.9	Advance Notice Provisions

(1)	Nomination of Directors

Subject only to the Business Corporations Act and these Articles, only persons who are nominated in accordance with the procedures set out in this Article 10.9 shall be eligible for election as directors to the board of directors of the Company. Nominations of persons for election to the board may only be made at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose at which the election of directors is a matter specified in the notice of meeting, as follows:

(a)	by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;

(b)

by or at the direction or request of one or more shareholders pursuant to a valid proposal made in accordance with the provisions of the Business Corporations Act or a valid requisition of shareholders made in accordance with the provisions of the Business Corporations Act; or

(c)	by any person entitled to vote at such meeting (a “Nominating Shareholder”), who:

(i)

is, at the close of business on the date of giving notice provided for in this Article 10.9 and on the record date for notice of such meeting, either entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company; and

(ii)	has given timely notice in proper written form as set forth in this Article 10.9.

(2)	Exclusive Means

For the avoidance of doubt, this Article 10.9 shall be the exclusive means for any person to bring nominations for election to the board before any annual or special meeting of shareholders of the Company.

(3)	Timely Notice

In order for a nomination made by a Nominating Shareholder to be timely notice (a “Timely Notice”), the Nominating Shareholder’s notice must be received by the chief executive officer of the Company at the principal executive offices or registered office of the Company:

(a)

in the case of an annual meeting of shareholders (including an annual and special meeting), not later than 5:00 p.m. (Vancouver time) on the 30th day before the date of the meeting; provided, however, if the first public announcement made by the Company of the date of the meeting (each such date being the “Notice Date”) is less than 50 days before the meeting date, notice by the Nominating Shareholder may be given not later than the close of business on the 10th day following the Notice Date; and

(b)

in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the board, not later than the close of business on the 15th day following the Notice Date;

provided that, in either instance, if notice and access (as defined in National Instrument 54 101 Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described in Article 10.9(3)(a) or 10.9(3)(b), and the Notice Date in respect of the meeting is not less than 50 days before the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the date of the applicable meeting.

(4)	Proper Form of Notice

To be in proper written form, a Nominating Shareholder’s notice to the chief executive officer must comply with all the provisions of this Article 10.9 and disclose or include, as applicable:

(a)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director (a “Proposed Nominee”):

(i)	the name, age, business and residential address and citizenship of the Proposed Nominee;

(ii)	the principal occupation/business or employment of the Proposed Nominee, both presently and for the past five years;

(iii)

the number of securities of each class of securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(iv)

full particulars of any relationships, agreements, arrangements or understandings (including financial, compensation or indemnity related) between the Proposed Nominee and the Nominating Shareholder, or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the Nominating Shareholder;

(v)

a statement as to whether the Proposed Nominee would be “independent” of the Corporation within the meaning of Sections 1.4 and 1.5 of National Instrument 52 110—Audit Committees of the Canadian Securities Administrators, as such provisions may amended from time to time, if elected as a director of the Company at such meeting and the reasons and basis for such determination;

(vi)

any other information that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Business Corporations Act or applicable securities law; and

(vii)

a written consent of each Proposed Nominee to being named as nominee and certifying that such Proposed Nominee is not disqualified from acting as director under the provisions of subsection 124(2) of the Business Corporations Act, and

(b)	as to each Nominating Shareholder giving the notice, and each beneficial owner, if any, on whose behalf the nomination is made:

(i)	their name, business and residential address;

(ii)	the number of securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Nominating Shareholder or any other person with whom the Nominating Shareholder is acting jointly or in concert with respect to the Company or any of its securities, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(iii)

their interests in, or rights or obligations associated with, any agreement, arrangement or understanding, the purpose or effect of which is to alter, directly or indirectly, the person’s economic interest in a security of the Company or the person’s economic exposure to the Company;

(iv)

any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the Nominating Shareholder or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Nominating Shareholder and any Proposed Nominee;

(v)

full particulars of any proxy, contract, relationship arrangement, agreement or understanding pursuant to which such person, or any of its affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the board;

(vi)

a representation as to whether or not such person intends to deliver a proxy circular and/or form of proxy to any shareholder of the Company in connection with such nomination or otherwise solicit proxies or votes from shareholders of the Company in support of such nomination; and

(vii)

any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act or as required by applicable securities law.

Reference to “Nominating Shareholder” in this Article 10.9(4) shall be deemed to refer to each shareholder that nominated or seeks to nominate a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making the nomination proposal.

(5)	Currency of Nominee Information

All information to be provided in a Timely Notice pursuant to this Article 10.9 shall be provided as of the date of such notice. The Nominating Shareholder shall provide the Company with an update to such information forthwith so that it is true and correct in all material respects as of the date that is 10 business days before the date of the meeting, or any adjournment or postponement thereof.

(6)	Delivery of Information

Notwithstanding Part 24 of these Articles, any notice, or other document or information required to be given to the chief executive officer pursuant to this Article 10.9 may only be given by personal delivery or courier (but not by fax or email) to the chief executive officer at the address of the principal executive offices or registered office of the Company and shall be deemed to have been given and made on the date of delivery if it is a business day and the delivery was made prior to 5:00 p.m. in the city where the Company’s principal executive offices are located and otherwise on the next business day.

(7)	Defective Nomination Determination

The chair of any meeting of shareholders of the Company shall have the power to determine whether any proposed nomination is made in accordance with the provisions of this Article 10.9, and if any proposed nomination is not in compliance with such provisions, must as soon as practicable following receipt of such nomination and prior to the meeting declare that such defective nomination shall not be considered at any meeting of shareholders.

(8)	Waiver

The board may, in its sole discretion, waive any requirement in this Article 10.9.

(9)	Definitions

For the purposes of this Article 10.9, “public announcement” means disclosure in a news release disseminated by the Company through a national news service in Canada, or in a document filed by the Company for public access under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

ARTICLE 11

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1 Special Business

At a meeting of shareholders, the following business is special business:

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

(a)	business relating to the conduct of or voting at the meeting;

(b)	consideration of any financial statements of the Company presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the election or appointment of directors;

(e)	the appointment of an auditor;

(f)	the setting of the remuneration of an auditor;

(g)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; and

(h)

any non-binding advisory vote (i) proposed by the Company, (ii) required by the rules of any stock exchange on which securities of the Company are listed, or (iii) required by applicable Canadian securities legislation.

11.2	Special Majority

The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two thirds of the votes cast on the resolution.

11.3	Quorum

Subject to the special rights or restrictions attached to the shares of any class or series of shares and to Article 11.4 a quorum for the transaction of business at a meeting of shareholders is present if at least two shareholders who, in the aggregate, hold at least 33 1⁄3% of the issued shares entitled to be voted at the meeting are present in person or represented by proxy, irrespective of the number of persons actually present at the meeting.

11.4	One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5	Persons Entitled to Attend Meeting

In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the officers, any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6	Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7	Lack of Quorum

If, within one half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the time and place determined by the chair or the board

11.8	Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the chief executive officer, if any.

11.10	Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or chief executive officer present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the chief executive officer are unwilling to act as chair of the meeting, or if the chair of the board and the chief executive officer have advised the corporate secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number or the Company’s solicitor to be chair of the meeting failing which, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12	Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13	Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

11.14	Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15	Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16	Casting Vote

In the case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17 Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.18	Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19	Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20	Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21	No Demand for Poll on Election of Chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22	Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of the meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23	Retention of Ballots and Proxies

The Company or its agent must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company or its agent may destroy such ballots and proxies.

ARTICLE 12

VOTES OF SHAREHOLDERS

12.1	Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)

on a poll, every shareholder entitled to vote on the matter is entitled, in respect of each share entitled to be voted on the matter and held by that shareholder, to one vote and may exercise that vote either in person or by proxy.

12.2	Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3	Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting of shareholders, personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)

if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4	Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

12.5	Representative of a Corporate Shareholder

If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)	for that purpose, the instrument appointing a representative must be received:

(a)

at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned or postponed meeting; or

(b)

at the meeting or any adjourned or postponed meeting, by the chair of the meeting or adjourned or postponed meeting or by a person designated by the chair of the meeting or adjourned or postponed meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company or its transfer agent by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6	Proxy Holder Need Not Be Shareholder

A person appointed as a proxy holder need not be a shareholder.

12.7	When Proxy Provisions Do Not Apply to the Company

If and for so long as the Company is a public company, Articles 12.8 to 12.14 apply only insofar as they are not inconsistent with any Canadian securities legislation applicable to the Company, or any rules of an exchange on which securities of the Company are listed.

12.8	Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.9	Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.10	Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting;

(2)

unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting; or

(3)	be received in any other manner determined by the board or the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages or by using such available internet or telephone voting services as may be approved by the directors.

12.11	Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)

at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(2)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.12	Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]

(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder printed]

12.13	Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:

(1)

at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(2)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.14	Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15	Chair May Determine Validity of Proxy.

The chair of any meeting of shareholders may determine whether or not a proxy deposited for use at the meeting, which may not strictly comply with the requirements of this Part 12 as to form, execution, accompanying documentation, time of filing or otherwise, shall be valid for use at the meeting, and any such determination made in good faith shall be final, conclusive and binding upon the meeting.

12.16	Production of Evidence of Authority to Vote

The board or the chair of any meeting of shareholders may, but need not, at any time (including before, at or subsequent to the meeting) inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence for the purposes of determining a person’s share ownership as at the relevant record date and the authority to vote.

ARTICLE 13

DIRECTORS

13.1	First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to Article 13.1(2) the number of directors that is equal to the number of the Company’s first directors; and

(2)	the greater of three and the most recently set of:

(a)	the number of directors set by a resolution of the directors; and

(b)the	number of directors in the office pursuant to Article 14.4.

13.2	Change in Number of Directors

If the number of directors is set under Article 13.1 (2)(a):

(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number; or

(2)

if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number then the directors, subject to Article 14.8, may appoint directors to fill those vacancies.

No decrease in the number of directors will shorten the term of an incumbent director.

13.3	Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4	Qualifications of Directors

A director is not required to hold a share of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5	Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine.

13.6	Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7	Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of, or not in his or her capacity as, a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8	Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

ARTICLE 14

ELECTION AND REMOVAL OF DIRECTORS

14.1	Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set by the directors under these Articles; and

(2)

all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re election or re appointment, subject to being nominated in accordance with Article 10.9.

14.2	Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act, or

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.

14.3	Failure to Elect or Appoint Directors

If:

(1)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act, or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	when his or her successor is elected or appointed; and

(4)	when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4	Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not reelected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles but their term of office shall expire when new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5	Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6	Remaining Directors’ Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7	Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8	Additional Directors

Notwithstanding Article 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed one third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re election or reappointment, subject to being nominated in accordance with Article 10.9.

14.9	Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10	Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11	Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company in accordance with the Business Corporations Act and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

ARTICLE 15

ALTERNATE DIRECTORS

15.1	Appointment of Alternate Director

Any director (an “appointer”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2	Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3	Alternate for More than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)

will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a directors, once more in that capacity; and

(4)

has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4	Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5	Alternate Director an Agent

Every alternate director is deemed to be the agent of his or her appointor.

15.6	Revocation or Amendment of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke or amend the terms of the appointment of an alternate directors appointed by him or her.

15.7	Ceasing to be an Alternate Director

The appointment of an alternate directors ceases when:

(1)	his or her appointor ceases to be a director and is not promptly re elected or re appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	the term of his appointment expires, or his or her appointor revokes the appointment of the alternate directors.

15.8	Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate directors is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

ARTICLE 16

POWERS AND DUTIES OF DIRECTORS

16.1	Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2	Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

ARTICLE 17

INTERESTS OF DIRECTORS AND OFFICERS

17.1	Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2	Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3	Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4	Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5	Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6	No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7	Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8	Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

ARTICLE 18

PROCEEDINGS OF DIRECTORS

18.1	Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2	Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3	Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any; or

(2)	in the absence of the chair of the board, the chief executive officer, if any, if the chief executive officer is a director; or

(3)	any other director chosen by the directors if:

(a)	neither the chair of the board nor the chief executive officer, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the chief executive officer, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the chief executive officer, if a director, has advised the corporate secretary, if any, or any other director, that he or she will not be present at the meeting.

18.4	Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors:

(1)	in person;

(2)	by telephone; or

(3)	other communications medium;

if all directors participating in the meeting, whether in person, or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5	Calling of Meetings

A director may, and the corporate secretary or an assistant corporate secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6	Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1 or as provided in Article 18.7, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 24.1 or orally or by telephone conversation with a director.

18.7	When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director has waived notice of the meeting.

18.8	Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director, does not invalidate any proceedings at that meeting.

18.9	Waiver of Notice of Meetings

Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.

Attendance of a director or alternate director at a meeting of the directors is a waiver of notice of the meeting, unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

18.10	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11	Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12	Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)

in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

A consent in writing under this Article 18.12 may be by any written instrument, e mail or any other method of transmitting legibly recorded messages in which the consent of the director is evidenced, whether or not the signature of the director is included in the record. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of the directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

ARTICLE 19

BOARD COMMITTEES

19.1	Appointment and Powers of Committees

The directors may, by resolution:

(1)	appoint one or more committees consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director or appoint additional directors;

(c)	the power to set the number of directors;

(d)

the power to create a committee of directors, create or modify the terms of reference for a committee of the directors, or change the membership of, or fill vacancies in, any committee of the directors;

(e)	the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation permitted by paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.2	Obligations of Committees

Any committee appointed under Article 19.1, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.3	Powers of Board

The directors may, at any time, with respect to a committee appointed under Article 19.1:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

19.4	Committee Meetings

Subject to Article 19.2(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Article 19.1:

(1)	the committee may meet and adjourn as it thinks proper;

(2)

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

ARTICLE 20

OFFICERS

20.1	Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2	Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	delegate to the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3	Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4	Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

ARTICLE 21

INDEMNIFICATION

21.1	Definitions

In this Part 21:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)

“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director or former director or an officer or former officer of the Company (each, an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or officer of the Company:

(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act,

(4)	“officer’’ means an officer appointed by the board of directors.

21.2	Mandatory Indemnification of Directors and Officers

Subject to the Business Corporations Act, the Company must indemnify an eligible party and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding to the fullest extent permitted by the Business Corporations Act.

21.3	Deemed Contract

Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in Article 21.2

21.4	Permitted Indemnification

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person, including directors, officers, employees, agents and representatives of the Company.

21.5	Non-Compliance with Business Corporations Act

The failure of a director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part 21.

21.6	Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)	is or was a director, officer, employee or agent of the Company;

(2)	is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, officer, employee or agent or person who holds or held such equivalent position.

ARTICLE 22

DIVIDENDS

22.1	Payment of Dividends Subject to Special Rights

The provisions of this Part 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2	Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may consider appropriate.

22.3	No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4	Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5	Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

22.6	Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deemed advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)

determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

22.7	When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8	Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9	Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10	Dividend Bears No Interest

No dividend bears interest against the Company.

22.11	Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12	Payment of Dividends

Any dividend or other distribution payable in money in respect of shares may be paid;

(1)

by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing; or

(2)	by electronic transfer, if so authorized by the shareholder.

The mailing of such cheque or the forwarding by electronic transfer will, to the extent of the sum represented by the cheque or transfer (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13	Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

22.14	Unclaimed Dividends

Any dividend unclaimed after a period of three years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Company. The Company shall not be liable to any person in respect of any dividend which is forfeited to the Company or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

ARTICLE 23

ACCOUNTING RECORDS AND AUDITOR

23.1	Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2	Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

23.3	Remuneration of Auditor

The directors may set the remuneration of the auditor of the Company.

ARTICLE 24

NOTICES

24.1	Method of Giving Notice

Unless the Business Corporations Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

(b)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)

unless the intended recipient is the Company or the auditor of the Company, sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)

unless the intended recipient is the auditor of the Company, sending the record by e mail to the e mail address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient;

(6)

creating and providing a record posted on or made available through a general accessible electronic source and providing written notice by any of the foregoing methods as to the availability of such record; or

(7)	as otherwise permitted by applicable securities legislation.

24.2	Deemed Receipt

A notice, statement, report or other record that is:

(1)

mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(2)	faxed to a person to the fax number provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed;

(3)	e-mailed to a person to the e mail address provided by that person referred to in Article is deemed to be received by the person to whom it was e mailed on the day it was e-mailed; and

(4)	delivered in accordance with Section 24.1(c)(6), is deemed to be received by the person on the day such written notice is sent.

24.3	Certificate of Sending

A certificate or other document signed by the corporate secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 24.1 is conclusive evidence of that fact.

24.4	Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

24.5	Notice to Legal Personal Representatives and Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	mailing the record, addressed to them:

(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)

if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

24.6	Undelivered Notices

If, on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to Article 24.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

ARTICLE 25

SEAL

25.1	Who May Attest Seal

Except as provided in Articles 25.1 (2) and 25.1 (3), the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the Company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2	Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

25.3	Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 25.1 to attest the Company’s seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

ARTICLE 26

PROHIBITIONS

26.1	Definitions

In this Part 26:

(1)	“security” has the meaning assigned in the Securities Act,

(2)	“transfer restricted security” means

(a)	a share of the Company;

(b)	a security of the Company convertible into shares of the Company;

(c)

any other security of the Company which must be subject to restrictions on transfer in order for the Company to satisfy the requirement for restrictions on transfer under the “private issuer” exemption of Canadian securities legislation or under any other exemption from prospectus or registration requirements of Canadian securities legislation similar in scope and purpose to the “private issuer” exemption.

26.2	Application

Article 26.3 does not apply to the Company if and for so long as it is a public company.

26.3	Consent Required for Transfer of Shares or Transfer Restricted Securities

No share or other transfer restricted security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/MNMD • Cast your vote online • Have your Proxy Card ready P.O. BOX 8016, CARY, NC 27512-9903 • Follow the simple instructions to record your vote PHONE Call 1-866-451-4353 • Use any touch-tone telephone Have your Proxy Card ready • Follow the simple recorded instructions LIVE AGENT Call (888) 355-2684 • Speak to a live agent and vote on a recorded line MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided “ALEXA, VOTE MY PROXY” • Open Alexa app and browse skills • Search “Vote my Proxy” • Enable skill Mind Medicine (MindMed) Inc. Annual General and Special Meeting of Shareholders For Shareholders of record as of April 4, 2022 TIME: Wednesday, June 1, 2022 10:00 AM, Eastern Time PLACE: Annual General and Special Meeting to be held live via the Internet -Please visit www.proxydocs.com/MNMD for more details This proxy is being solicited on behalf of the Board of Directors RESOLVED FURTHER, that Robert Barrow, Cynthia Hu and Carrie Liao be, and each of them hereby is, designated to serve as proxies at the Annual General and Special Meeting and any adjournments thereof with full power of substitution and re-substitution, and that if either of them shall be unable to be present at such meeting, the remaining proxy, or his or her substitute, shall have full power to act in his or her place and stead. Print the name of the person your are appointing if this person is someone other than the “Management Nominees” listed herein: _________________________________________. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the “Management Nominees” or duly appointed proxyholders are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The “Management Nominees” or duly appointed proxyholders cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Mind Medicine (MindMed) Inc. Annual General and Special Meeting of Shareholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors to hold office until the 2023 annual general meeting of shareholders FOR WITHHOLD 1.01 Carol A. Vallone FOR #P2# #P2# 1.02 Andreas Krebs FOR #P3# #P3# 1.03 Brigid A. Makes FOR #P4# #P4# 1.04 Robert Barrow FOR #P5# #P5# 1.05 Dr. Miri Halperin FOR #P6# #P6# FOR AGAINST ABSTAIN 2. To appoint KPMG LLP as independent registered public accountants (the “Auditor”) for the FOR Company to hold office until close of the 2023 annual general meeting of shareholders and to #P7# #P7# #P7# authorize the Company’s Board of Directors to fix the auditor’s remuneration 3. To approve an alteration to the Company’s share structure to eliminate the Multiple Voting Shares FOR and re-designate the Subordinate Voting Shares as Common Shares #P8# #P8# #P8# You must register to attend the meeting online by Monday, May 30, 2022 at 10 AM, Eastern Time, or the second business day prior to the meeting with respect to any adjournment thereof, and/or participate at www.proxydocs.com/MNMD Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. If you are appointing a third party proxyholder, you must provide this Proxy Card and your Notice & Access instructions to your proxyholder. Third party proxyholders must register to attend the meeting in accordance with the deadline above. Signature (and Title if applicable) Date Signature (if held jointly) Date